        As filed with the U.S. Securities and Exchange Commission on May 1, 2002
                                                      Registration No. 333-50312
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                        THE SECURITIES ACT OF 1933   [ ]
                     POST-EFFECTIVE AMENDMENT NO. 2  [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

      [_] immediately upon filing pursuant to paragraph (b) of Rule 485

      [X[ on May 1, 2002 pursuant to paragraph (b) of Rule 485

      [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

      [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

      [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

     Pursuant to Section X of JHVLICO's Bylaws and and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus containing 119 pages.

     The undertaking to file reports.

     The representation of reasonableness.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

     I.A.(1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996, is incorporated by reference.

         (2)  Not Applicable

         (3) (a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

              (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

              (c) Schedule of sales commissions included in Exhibit I.A.(3)(a) above.

         (4)  Not Applicable

         (5) Form of flexible premium variable life insurance policy, incorporated by reference from Post-Effective Amendment No. 1 to this File, File No. 333-50312, filed on April 30, 2001.

         (6) (a) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

              (b) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

    (7)  Not applicable.

    (8) (a) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

         (b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

         (c) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"),and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

         (d) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

         (e) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, incorporated by reference to File 333-425, filed on Form S-6 on November 1, 2001.

    (9)  Not Applicable.

    (10) Form of application for Policy, incorporated by reference from Post-Effective Amendment No. 1 to this File, File No. 333-50312, filed on April 30, 2001.

    (11) Not Applicable. The Registrant invests only in shares of open-end
         Funds.

2.  Included as Exhibit 1.A(5) above.

3. Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File No. 333-50312, filed on February 12, 2001.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary, filed herewith.

7.  Consent of independent auditors, filed herewith.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule 6e-3(T)(b)(12)(iii), incorporated by reference to Post Effective Amendment No. 2 to the Registration Statement to this File, File No. 33-76660, filed March 5, 1996.

9.  Powers of Attorney for David F. D'Alessandro, Michele G. Van Leer, Ronald
    J. Bocage, Todd G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 are incorporated by reference to Post Effective Amendment No. 2 to the Registration Statement to this File, File No. 33-76660, filed March 5, 1996.

11. Exemptive Relief Relied Upon: JHVLICO, its John Hancock Variable Life Account U (formerly, JHVLICO's Variable Life Bond Account) and John Hancock intend to continue to rely, to the extent necessary, on the exemptive relief granted to them in SEC Release No. IC-14,365, dated February 11, 1985.

12. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder, duly authorized, and its seal to be hereunto fixed, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                                         On behalf of the Registrant,
                                         JOHN HANCOCK VARIABLE LIFE
                                         INSURANCE COMPANY (Depositor)

                                         By   /s/ MICHELE G. VAN LEER
                                              -----------------------
                                              Michele G. Van Leer
                                              Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                   Title                                Date
----------                   -----                                ----

/s/ EARL BAUCOM              Controller (Principal Accounting     May 1, 2002
-----------------------      Officer)
Earl W. Baucom

/s/ JULIE H. INDGE           Treasurer (Principal Financial       May 1, 2002
-----------------------      Officer)
Julie H. Indge

/s/ MICHELE G. VAN LEER      Vice Chairman of the Board           May 1, 2002
-----------------------      and President (Acting Principal
Michele G. Van Leer          Executive Officer)
for herself and as
Attorney-in-Fact

            For:   David F. D'Alessandro     Chairman of the Board
                   Ronald J. Bocage          Director
                   Todd G. Engelsen          Director
                   Bruce M. Jones            Director
                   Barbara L. Luddy          Director
                   Daniel L. Ouellette       Director
                   Robert S. Paster          Director
                   Robert R. Reitano         Director
                   Paul Strong               Director

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the city of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                           On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                   (Depositor)

                                            By  /s/ MICHELE G. VAN LEER
                                                --------------------------------
                                                Michele G. Van Leer
                                                Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         --------------------------
         Peter Scavongelli
         Secretary

                           PROSPECTUS DATED MAY 1, 2002
--------------------------------------------------------------------------------
                                  eVARIABLE LIFE
--------------------------------------------------------------------------------

                a flexible premium variable life insurance policy
                                    issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                               MANAGED BY
--------------------------                               ----------
  Equity Index ........................................  SSgA Funds Management, Inc.
  Large Cap Value .....................................  T. Rowe Price Associates, Inc.
  Large Cap Value CORE /SM/ ...........................  Goldman Sachs Asset Management
  Large Cap Aggressive Growth .........................  Alliance Capital Management L.P.
  Fundamental Value ...................................  Wellington Management Company, LLP
  Multi Cap Growth ....................................  Janus Capital Management, LLC
  Small/Mid Cap CORE /SM/ .............................  Goldman Sachs Asset Management
  Small/Mid Cap Growth ................................  Wellington Management Company, LLP
  Small Cap Equity ....................................  Capital Guardian Trust Company
  Small Cap Value .....................................  T. Rowe Price Associates, Inc.
  Small Cap Growth ....................................  John Hancock Advisers, LLC
  AIM V.I. Premier Equity .............................  A I M Advisors, Inc.
  AIM V.I. Capital Development ........................  A I M Advisors, Inc.
  Fidelity VIP Growth .................................  Fidelity Management and Research Company
  Fidelity VIP Contrafund/(R)/ ........................  Fidelity Management and Research Company
  MFS Investors Growth Stock ..........................  MFS Investment Management/(R)/
  MFS Research ........................................  MFS Investment Management/(R)/
  MFS New Discovery ...................................  MFS Investment Management/(R)/
  International Opportunities .........................  T. Rowe Price International, Inc.
  Fidelity VIP Overseas ...............................  Fidelity Management and Research Company
  Emerging Markets Equity .............................  Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth ........................  Janus Capital Management, LLC
  V.A. Financial Industries ...........................  John Hancock Advisers, LLC
  Janus Aspen Global Technology .......................  Janus Capital Management, LLC
  Global Balanced .....................................  Capital Guardian Trust Company
  Short-Term Bond .....................................  Independence Investment LLC
  Active Bond .........................................  John Hancock Advisers, LLC
  V.A. Strategic Income ...............................  John Hancock Advisers, LLC
  High Yield Bond .....................................  Wellington Management Company, LLP
  Global Bond .........................................  Capital Guardian Trust Company
  Money Market ........................................  Wellington Management Company, LLP

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as
"funds".   In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

          Express Delivery                                  U.S. Mail
          ----------------                                  ---------
        529 Main Street (X-4)                              P.O. Box 111
        Charlestown, MA 02129                            Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional
       Information." This section gives more details about the policy. It generally does not repeat information contained in the Basic
                      ---
       Information section. A table of contents for the Additional Information section appears on page 29.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 43.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 119.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                       Beginning on page
--------                                                       -----------------

..What is the policy? ..........................................        5
..Who owns the policy? .........................................        5
..How can you invest money in the policy? ......................        5
..Is there a minimum amount you must invest? ...................        6
..How will the value of your investment in the policy
  change over time? ...........................................        8
..What charges will we deduct from your investment in the
  policy? .....................................................        8
..What charges will the Series Funds deduct from your
  investment in the policy? ...................................        9
..What other charges can we impose in the future? ..............       12
..How can you change your policy's investment allocations? .....       12
..How can you access your investment in the policy? ............       13
..How much will we pay when the insured person dies? ...........       15
..Can you add optional benefit riders? .........................       16
..How can you change your policy's insurance coverage? .........       17
..Can you cancel your policy after it's issued? ................       18
..Can you choose the form in which we pay out policy
  proceeds? ...................................................       18
..To what extent can we vary the terms and conditions of
  our policies in particular cases? ...........................       19
..How will your policy be treated for income tax purposes? .....       20
..How do you communicate with us? ..............................       20

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 36. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the no lapse guarantee feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "No lapse guarantee feature" and "Lapse and reinstatement" on page 7).

No lapse guarantee feature

  This feature guarantees that your Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each grace period testing date the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all No Lapse Guarantee Premiums ("NLG Premiums") due to date. If the no lapse guarantee test is not satisfied on any grace period testing date, the no lapse guarantee feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 32 under "Procedures for issuance of a policy".)

  The NLG Premium will never be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  The no lapse guarantee feature applies only to the Sum Insured in effect when we issue the policy. It will not be in effect if you increase the Sum Insured (see "How much will we pay when the insured person dies?" on page 15). The amount of the Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Can you add optional benefit riders?" on page
16). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of NLG Premiums have been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and reinstatement".

Lapse and reinstatement

  Your entire policy can lapse for failure to pay charges due under the policy. If the no lapse guarantee feature is not in effect, the policy will lapse if the policy's surrender value is not sufficient to pay the charges due on a grace period testing date. We will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the no lapse guarantee feature by paying the necessary NLG Premiums described in your policy.

   If you don't pay at least the required amount by the end of the grace period, your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the no lapse guarantee feature is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 32.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 34.

 WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deduction from premium payments

 . Tax charge - A charge to cover state premium taxes we currently expect to
   ----------
   pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

Deductions from account value

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Sum Insured on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $500,000 to $999,999, and the highest band is for policies between $250,000 to $499,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 15).

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
   -----------------------
   risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .062% for policy years 1 - 15, .033% for policy years 16 - 30 , and .016% for policy year 31 and each policy year thereafter. These percentages equate to effective annual rates of .75% for policy years 1 - 15, .40% for policy years 16 - 30 , and .20% for policy years 31 and thereafter. The reductions after policy year 15 have not occurred yet under any policy, since no policy has been outstanding for 15 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
   ------------------------
   benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add optional benefit riders?" on page 16.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                                                         Total Fund
                                                                                                        Total Fund       Operating
                                                        Investment  Distribution and  Other Operating   Operating        Expenses
                                                        Management      Service        Expenses With   Expenses With      Absent
Fund Name                                                   Fee       (12b-1) Fees     Reimbursement   Reimbursement   Reimbursement
---------                                               ----------  ----------------  ---------------  -------------   -------------

JOHN HANCOCK VARIABLE SERIES TRUST I    (NOTE 1):
Equity Index . . . . . . . . . . . . . . . . . . . . .    0.13%           N/A              0.07%           0.20%           0.20%
Large Cap Value. . . . . . . . . . . . . . . . . . . .    0.75%           N/A              0.08%           0.83%           0.83%
Large Cap Value CORE /SM/  . . . . . . . . . . . . . .    0.75%           N/A              0.10%           0.85%           0.88%
Large Cap Aggressive Growth. . . . . . . . . . . . . .    0.87%           N/A              0.10%           0.97%           1.06%
Fundamental Value *. . . . . . . . . . . . . . . . . .    0.89%           N/A              0.10%           0.99%           1.20%
Multi Cap Growth*. . . . . . . . . . . . . . . . . . .    0.93%           N/A              0.10%           1.03%           1.03%
Small/Mid Cap CORE /SM/  . . . . . . . . . . . . . . .    0.80%           N/A              0.10%           0.90%           1.15%
Small/Mid Cap Growth . . . . . . . . . . . . . . . . .    0.97%           N/A              0.10%           1.07%           1.07%
Small Cap Equity . . . . . . . . . . . . . . . . . . .    0.90%           N/A              0.10%           1.00%           1.02%
Small Cap Value. . . . . . . . . . . . . . . . . . . .    0.95%           N/A              0.10%           1.05%           1.08%
Small Cap Growth . . . . . . . . . . . . . . . . . . .    1.05%           N/A              0.10%           1.15%           1.17%
International Opportunities. . . . . . . . . . . . . .    1.14%           N/A              0.10%           1.24%           1.39%
Emerging Markets Equity. . . . . . . . . . . . . . . .    1.52%           N/A              0.10%           1.62%           4.24%
Global Balanced. . . . . . . . . . . . . . . . . . . .    1.05%           N/A              0.10%           1.15%           1.36%
Short-Term Bond. . . . . . . . . . . . . . . . . . . .    0.60%           N/A              0.08%           0.68%           0.68%
Active Bond. . . . . . . . . . . . . . . . . . . . . .    0.62%           N/A              0.05%           0.67%           0.67%
High Yield Bond. . . . . . . . . . . . . . . . . . . .    0.80%           N/A              0.10%           0.90%           1.00%
Global Bond. . . . . . . . . . . . . . . . . . . . . .    0.85%           N/A              0.10%           0.95%           0.95%
Money Market . . . . . . . . . . . . . . . . . . . . .    0.25%           N/A              0.07%           0.32%           0.32%

JOHN HANCOCK DECLARATION TRUST (NOTE 2):
V.A. Financial Industries. . . . . . . . . . . . . . .    0.80%           N/A              0.09%           0.89%           0.89%
V.A. Strategic Income. . . . . . . . . . . . . . . . .    0.60%           N/A              0.10%           0.70%           0.70%

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES:
AIM V.I. Premier Equity Fund* *. . . . . . . . . . . .    0.60%           N/A              0.25%           0.85%           0.85%

AIM VARIABLE INSURANCE FUNDS - SERIES II SHARES:
AIM V.I. Capital Development Fund  . . . . . . . . . .    0.75%          0.25%             0.41%           1.41%           1.41%

VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS
 (NOTE 3):
Fidelity VIP Growth. . . . . . . . . . . . . . . . . .    0.58%          0.10%             0.10%           0.78%           0.78%
Fidelity VIP Overseas. . . . . . . . . . . . . . . . .    0.73%          0.10%             0.20%           1.03%           1.03%

VARIABLE INSURANCE PRODUCTS FUND II - SERVICE CLASS
  (NOTE 3):
Fidelity VIP Contrafund/(R)/ . . . . . . . . . . . . .    0.58%          0.10%             0.10%           0.78%           0.78%

MFS VARIABLE INSURANCE TRUST - INITIAL CLASS SHARES
  (NOTE 4):
MFS Investors Growth Stock . . . . . . . . . . . . . .    0.75%           N/A              0.17%           0.92%           0.92%
MFS Research . . . . . . . . . . . . . . . . . . . . .    0.75%           N/A              0.15%           0.90%           0.90%
MFS New Discovery. . . . . . . . . . . . . . . . . . .    0.90%           N/A              0.16%           1.06%           1.09%


                                                                                                                         Total Fund
                                                                                                        Total Fund       Operating
                                                        Investment  Distribution and  Other Operating   Operating        Expenses
                                                        Management      Service        Expenses With   Expenses With      Absent
Fund Name                                                   Fee       (12b-1) Fees     Reimbursement   Reimbursement   Reimbursement
---------                                               ----------  ----------------  ---------------  -------------   -------------

JANUS ASPEN SERIES - SERVICE SHARES CLASS
  (NOTE 5):
Janus Aspen Worldwide Growth . . . . . . . . . . . . .    0.65%          0.25%             0.04%           0.94%           0.94%
Janus Aspen Global Technology. . . . . . . . . . . . .    0.65%          0.25%             0.05%           0.95%           0.95%


NOTES TO FUND EXPENSE TABLE

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. "CORE/SM/" is a service mark of Goldman, Sachs & Co.

* Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

(2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

* *  AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

(3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

(5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

 WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the premium and DAC tax charges, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%. A confirmation of each transfer will be sent to you.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. The maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

..  You can only make such a transfer once in each policy year.

.. Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

.. The most you can transfer at any one time is the greater of (i) $500 (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose limits on:

..  the minimum amount of each transfer out of the fixed investment option; and

.. the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
8). We also reserve the right to refuse any partial withdrawal that would cause the policy's Sum Insured to fall below

$250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Sum Insured (see "How much will we pay when the insured person dies?" on page 15). If that happens, we will automatically reduce your Sum Insured. The calculation of that reduction is explained in the policy. If the reduction in Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" beginning on page 36).

 HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured".

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Sum
       Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Sum
       Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test."
 When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 36). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Maintenance of Death Benefit Rider that provides for continuation of the Sum Insured after the insured person reaches 100.

 CAN YOU ADD OPTIONAL BENEFIT RIDERS?

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax puposes (see "Tax considerations," beginning on page 36). We may add to, delete from, or modify the following list of additional benefit riders:

.. Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

.. Age 100 Maintenance of Death Benefit Rider - Provides for the continuation of the Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than zero. The monthly charge for this rider currently begins in the 6th policy year.

.. Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 15 is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

   Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

   We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

   We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration Rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

   If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the Fixed Account described on page 12 will continue to apply.) Benefits under this rider do not reduce the No Lapse Guarantee Premium payment requirements described on page 7 that may be necessary for the no lapse guarantee feature to remain in effect after a termination of rider benefits.

   If you purchase this rider:

      . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

      . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 34. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage.

Decrease in coverage

  The Sum Insured generally cannot be decreased after policy issue.

Change of death benefit option.

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" on page 15 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 36 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

      .  JHVLICO at one of the addresses shown on page 2, or

      . if applicable, the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

      .  Option 1 - Proceeds left with us to accumulate with interest

      . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

      .  Option 2B - Equal monthly payments for a specified period of time

      . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

      .  Option 4 - Equal monthly payments for life with no refund

      . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 35. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning on page 36.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Information can be obtained through our Life Servicing Office on how to initiate other transactions under your policy, including the following:

      .  loans, surrenders or partial withdrawals

      .  transfers of account value among investment options

      .  change of allocation among investment options for new premium payments

      .  change of death benefit option

      .  increase or decrease in Sum Insured

      .  change of beneficiary

      .  election of payment option for policy proceeds

      .  tax withholding elections

      .  election of telephone transaction privilege

      .  death benefit claims

  Such information may also be obtained through our website at "www.jhancock.com".

  It is important to follow the instructions provided when initiating a transaction under your policy. Certain requests must be made in writing and be signed and dated by you. Electronic requests for transactions that require a signature will not be processed under our current rules .

  Whether it is in writing or electronic, we don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

                     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT
                VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.93%, 5.02% and 10.96%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits has been elected, (ii) no loans or withdrawals are made,
(iii) no increases or decreases in coverage are requested and (iv) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.81%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.12%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Sum Insured and annual Planned Premium amount requested.

FLEXIBLE PREMIUM VARIABLE LIFE
$250,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 1,425 *
USING CURRENT CHARGES

                                 Death Benefit           Account Value / Surrender Value
                         -----------------------------  ---------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross   6% Gross    12% Gross
------   --------------  --------  --------  ---------  ---------  ---------  -----------
   1          1,496      250,000   250,000    250,000       938      1,006        1,074
   2          3,067      250,000   250,000    250,000     1,841      2,034        2,236
   3          4,717      250,000   250,000    250,000     2,704      3,081        3,491
   4          6,449      250,000   250,000    250,000     3,525      4,145        4,844
   5          8,268      250,000   250,000    250,000     4,299      5,219        6,300
   6         10,177      250,000   250,000    250,000     5,024      6,303        7,868
   7         12,182      250,000   250,000    250,000     5,695      7,391        9,553
   8         14,288      250,000   250,000    250,000     6,313      8,483       11,369
   9         16,498      250,000   250,000    250,000     6,874      9,575       13,323
  10         18,820      250,000   250,000    250,000     7,375     10,663       15,427
  11         21,257      250,000   250,000    250,000     6,454     10,303       16,172
  12         23,816      250,000   250,000    250,000     5,481      9,862       16,931
  13         26,503      250,000   250,000    250,000     4,451      9,330       17,699
  14         29,324      250,000   250,000    250,000     3,370      8,707       18,483
  15         32,287      250,000   250,000    250,000     2,261      8,015       19,310
  16         35,398      250,000   250,000    250,000     1,172      7,317       20,297
  17         38,664      250,000   250,000    250,000        48      6,539       21,349
  18         42,093           **   250,000    250,000        **      5,611       22,410
  19         45,694           **   250,000    250,000        **      4,499       23,459
  20         49,475           **   250,000    250,000        **      3,206       24,507
  25         71,412           **        **    250,000        **         **       30,577
  30         99,409           **        **    250,000        **         **       38,489
  35        135,142           **        **    250,000        **         **       47,251
  40        180,747           **        **    250,000        **         **       51,008
  45        238,951           **        **    250,000        **         **       42,559



____________
* The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$250,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 1,425 *
USING MAXIMUM CHARGES

                                 Death Benefit          Account Value / Surrender Value
                         -----------------------------  --------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  --------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross   6% Gross    12% Gross
------   --------------  --------  --------  ---------  ---------  ---------  ----------
   1          1,496      250,000   250,000    250,000       938      1,006        1,074
   2          3,067      250,000   250,000    250,000     1,841      2,034        2,236
   3          4,717      250,000   250,000    250,000     2,704      3,081        3,491
   4          6,449      250,000   250,000    250,000     3,525      4,145        4,844
   5          8,268      250,000   250,000    250,000     4,299      5,219        6,300
   6         10,177      250,000   250,000    250,000     5,024      6,303        7,868
   7         12,182      250,000   250,000    250,000     5,695      7,391        9,553
   8         14,288      250,000   250,000    250,000     6,313      8,483       11,369
   9         16,498      250,000   250,000    250,000     6,874      9,575       13,323
  10         18,820      250,000   250,000    250,000     7,375     10,663       15,427
  11         21,257      250,000   250,000    250,000     6,454     10,303       16,172
  12         23,816      250,000   250,000    250,000     5,481      9,862       16,931
  13         26,503      250,000   250,000    250,000     4,451      9,330       17,699
  14         29,324      250,000   250,000    250,000     3,370      8,707       18,483
  15         32,287      250,000   250,000    250,000     2,261      8,015       19,310
  16         35,398      250,000   250,000    250,000     1,172      7,317       20,297
  17         38,664      250,000   250,000    250,000        48      6,539       21,349
  18         42,093           **   250,000    250,000        **      5,611       22,410
  19         45,694           **   250,000    250,000        **      4,499       23,459
  20         49,475           **   250,000    250,000        **      3,206       24,507
  25         71,412           **        **    250,000        **         **       30,577
  30         99,409           **        **    250,000        **         **       38,489
  35        135,142           **        **    250,000        **         **       47,251
  40        180,747           **        **    250,000        **         **       51,008
  45        238,951           **        **    250,000        **         **       42,559


_______________
* The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$250,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 1,425 *
USING CURRENT CHARGES

                                 Death Benefit          Account Value / Surrender Value
                         -----------------------------  --------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  --------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross   6% Gross    12% Gross
------   --------------  --------  --------  ---------  ---------  ---------  ----------
   1          1,496      250,936   251,003    251,071       936      1,003        1,071
   2          3,067      251,835   252,028    252,229     1,835      2,028        2,229
   3          4,717      252,693   253,069    253,476     2,693      3,069        3,476
   4          6,449      253,507   254,123    254,818     3,507      4,123        4,818
   5          8,268      254,272   255,185    256,258     4,272      5,185        6,258
   6         10,177      254,985   256,252    257,803     4,985      6,252        7,803
   7         12,182      255,642   257,319    259,457     5,642      7,319        9,457
   8         14,288      256,244   258,385    261,232     6,244      8,385       11,232
   9         16,498      256,785   259,444    263,133     6,785      9,444       13,133
  10         18,820      257,264   260,493    265,170     7,264     10,493       15,170
  11         21,257      256,322   260,091    265,834     6,322     10,091       15,834
  12         23,816      255,330   259,604    266,496     5,330      9,604       16,496
  13         26,503      254,283   259,022    267,150     4,283      9,022       17,150
  14         29,324      253,189   258,349    267,800     3,189      8,349       17,800
  15         32,287      252,072   257,605    268,472     2,072      7,605       18,472
  16         35,398      250,978   256,854    269,281       978      6,854       19,281
  17         38,664           **   256,024    270,129        **      6,024       20,129
  18         42,093           **   255,041    270,948        **      5,041       20,948
  19         45,694           **   253,876    271,712        **      3,876       21,712
  20         49,475           **   252,531    272,426        **      2,531       22,426
  25         71,412           **        **    275,950        **         **       25,950
  30         99,409           **        **    278,963        **         **       28,963
  35        135,142           **        **    277,920        **         **       27,920
  40        180,747           **        **    261,987        **         **       11,987
  45        238,951           **        **         **        **         **           **

______________
* The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$250,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 1,425 *
USING MAXIMUM CHARGES

                                 Death Benefit          Account Value / Surrender Value
                         -----------------------------  --------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  --------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross   6% Gross    12% Gross
------   --------------  --------  --------  ---------  ---------  ---------  ----------
   1          1,496      250,934   251,002    251,069       934      1,002        1,069
   2          3,067      251,830   252,023    252,223     1,830      2,023        2,223
   3          4,717      252,683   253,058    253,464     2,683      3,058        3,464
   4          6,449      253,492   254,105    254,796     3,492      4,105        4,796
   5          8,268      254,249   255,157    256,224     4,249      5,157        6,224
   6         10,177      254,955   256,213    257,753     4,955      6,213        7,753
   7         12,182      255,603   257,267    259,387     5,603      7,267        9,387
   8         14,288      256,195   258,317    261,137     6,195      8,317       11,137
   9         16,498      256,726   259,358    263,007     6,726      9,358       13,007
  10         18,820      257,194   260,387    265,007     7,194     10,387       15,007
  11         21,257      256,243   259,963    265,629     6,243      9,963       15,629
  12         23,816      255,243   259,455    266,244     5,243      9,455       16,244
  13         26,503      254,191   258,853    266,845     4,191      8,853       16,845
  14         29,324      253,081   258,147    267,424     3,081      8,147       17,424
  15         32,287      251,902   257,320    267,966     1,902      7,320       17,966
  16         35,398      250,652   256,364    268,464       652      6,364       18,464
  17         38,664           **   255,260    268,898        **      5,260       18,898
  18         42,093           **   253,979    269,241        **      3,979       19,241
  19         45,694           **   252,499    269,466        **      2,499       19,466
  20         49,475           **   250,791    269,540        **        791       19,540
  25         71,412           **        **    266,306        **         **       16,306
  30         99,409           **        **    251,492        **         **        1,492
  35        135,142           **        **         **        **         **           **
  40        180,747           **        **         **        **         **           **
  45        238,951           **        **         **        **         **           **



______________
* The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$250,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  1,425 *
USING CURRENT CHARGES

                                 Death Benefit          Account Value / Surrender Value
                         -----------------------------  --------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  --------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross   6% Gross    12% Gross
------   --------------  --------  --------  ---------  ---------  ---------  ----------
   1          1,496      250,000   250,000    250,000       938      1,006        1,074
   2          3,067      250,000   250,000    250,000     1,841      2,034        2,236
   3          4,717      250,000   250,000    250,000     2,704      3,081        3,491
   4          6,449      250,000   250,000    250,000     3,525      4,145        4,844
   5          8,268      250,000   250,000    250,000     4,299      5,219        6,300
   6         10,177      250,000   250,000    250,000     5,024      6,303        7,868
   7         12,182      250,000   250,000    250,000     5,695      7,391        9,553
   8         14,288      250,000   250,000    250,000     6,313      8,483       11,369
   9         16,498      250,000   250,000    250,000     6,874      9,575       13,323
  10         18,820      250,000   250,000    250,000     7,375     10,663       15,427
  11         21,257      250,000   250,000    250,000     6,454     10,303       16,172
  12         23,816      250,000   250,000    250,000     5,481      9,862       16,931
  13         26,503      250,000   250,000    250,000     4,451      9,330       17,699
  14         29,324      250,000   250,000    250,000     3,370      8,707       18,483
  15         32,287      250,000   250,000    250,000     2,261      8,015       19,310
  16         35,398      250,000   250,000    250,000     1,172      7,317       20,297
  17         38,664      250,000   250,000    250,000        48      6,539       21,349
  18         42,093           **   250,000    250,000        **      5,611       22,410
  19         45,694           **   250,000    250,000        **      4,499       23,459
  20         49,475           **   250,000    250,000        **      3,206       24,507
  25         71,412           **        **    250,000        **         **       30,577
  30         99,409           **        **    250,000        **         **       38,489
  35        135,142           **        **    250,000        **         **       47,251
  40        180,747           **        **    250,000        **         **       51,008
  45        238,951           **        **    250,000        **         **       42,559



_______________
* The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

FLEXIBLE PREMIUM VARIABLE LIFE
$250,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  1,425 *
USING MAXIMUM CHARGES

                                 Death Benefit          Account Value / Surrender Value
                         -----------------------------  --------------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  --------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross   6% Gross    12% Gross
------   --------------  --------  --------  ---------  ---------  ---------  ----------
   1          1,496      250,000   250,000    250,000       936      1,004        1,072
   2          3,067      250,000   250,000    250,000     1,836      2,029        2,230
   3          4,717      250,000   250,000    250,000     2,694      3,070        3,478
   4          6,449      250,000   250,000    250,000     3,509      4,126        4,822
   5          8,268      250,000   250,000    250,000     4,277      5,191        6,266
   6         10,177      250,000   250,000    250,000     4,994      6,264        7,818
   7         12,182      250,000   250,000    250,000     5,656      7,338        9,482
   8         14,288      250,000   250,000    250,000     6,264      8,414       11,272
   9         16,498      250,000   250,000    250,000     6,814      9,487       13,194
  10         18,820      250,000   250,000    250,000     7,304     10,554       15,261
  11         21,257      250,000   250,000    250,000     6,373     10,173       15,963
  12         23,816      250,000   250,000    250,000     5,392      9,710       16,673
  13         26,503      250,000   250,000    250,000     4,356      9,155       17,385
  14         29,324      250,000   250,000    250,000     3,258      8,499       18,096
  15         32,287      250,000   250,000    250,000     2,088      7,724       18,792
  16         35,398      250,000   250,000    250,000       842      6,821       19,471
  17         38,664           **   250,000    250,000        **      5,770       20,117
  18         42,093           **   250,000    250,000        **      4,540       20,705
  19         45,694           **   250,000    250,000        **      3,108       21,218
  20         49,475           **   250,000    250,000        **      1,440       21,625
  25         71,412           **        **    250,000        **         **       20,967
  30         99,409           **        **    250,000        **         **       10,652
  35        135,142           **        **         **        **         **           **
  40        180,747           **        **         **        **         **           **
  45        238,951           **        **         **        **         **           **



_____________
* The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                      BEGINNING ON PAGE
------------------------                                      -----------------

Description of us .............................................      30
How we support the policy and investment options ..............      30
Procedures for issuance of a policy ...........................      31
Commencement of investment performance ........................      32
How we process certain policy transactions ....................      32
Effects of policy loans .......................................      34
Additional information about how certain policy charges
 work .........................................................      34
How we market the policies ....................................      35
Tax considerations ............................................      36
Reports that you will receive .................................      38
Voting privileges that you will have ..........................      39
Changes that we can make as to your policy ....................      39
Adjustments we make to death benefits .........................      40
When we pay policy proceeds ...................................      40
Other details about exercising rights and paying benefits .....      40
Legal matters .................................................      41
Registration statement filed with the SEC .....................      41
Accounting and actuarial experts ..............................      41
Financial statements of JHVLICO and the Account ...............      41
List of our Directors and Executive Officers of JHVLICO .......      42

 DESCRIPTION OF US

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of theSeries Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the

New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Sum Insured at issue of $250,000. At the time of issue, the insured person must have an attained age of no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 32).

  The policy will take effect only if all of the following conditions are satisfied:

..  The policy is delivered to and received by the applicant.

..  The Minimum Initial Premium is received by us.

.. The insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

..  The tax problem resolves itself prior to the date the refund is to be made;
   or

.. The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

..  Sum Insured increases.

..  Change of death benefit Option from A to B.

  A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

..  Sum Insured decreases

..  Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 36).

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) We expect to recover our total sales expenses over the life of the policies. Sales expenses may be recovered from a variety of sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 35.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments. Delaying the payment of premiums to later policy years could increase the risk that the no lapse guarantee feature will not be in effect and the account value will be insufficient to pay policy charges. As a result, the policy may lapse and eventually terminate. Conversely, accelerating the payment of premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 36.)

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and any association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited directly by us, and may also be solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms who have entered into selling agreements with Signator. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 10% of the Target Premium paid in the first policy year, and 2% of any additional premium paid in the first policy year. In addition, the maximum "trail" commission payable at the end of each policy year is equal to a percentage of the account value for the applicable policy year. The percentage is 0.35% for policy years 1 - 30.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 16, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT WE CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

.. Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

..  Combining or removing investment options

..  Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers              Principal Occupations
--------------------------------              ---------------------
David F. D'Alessandro ....................    Chairman of the Board of JHVLICO; Chairman,
                                              President and Chief Executive Officer, John
                                              Hancock Life Insurance Company.
Michele G. Van Leer ......................    Vice Chairman of the Board and President of
                                              JHVLICO; Senior Vice President, John Hancock
                                              Life Insurance Company.
Ronald J. Bocage .........................    Director, Vice President and Counsel of JHVLICO;
                                              Vice President and Counsel, John Hancock Life
                                              Insurance Company.
Todd G. Engelsen .........................    Director and Vice President of JHVLICO; Vice
                                              President, John Hancock Life Insurance Company
Bruce M. Jones ...........................    Director and Vice President of JHVLICO; Senior
                                              Vice President, John Hancock Life Insurance
                                              Company.
Barbara L. Luddy .........................    Director, Vice President and Actuary of JHVLICO;
                                              Senior Vice President, John Hancock Life
                                              Insurance Company.
Daniel L. Ouellette ......................    Director and Vice President of JHVLICO; Senior
                                              Vice President, John Hancock Life Insurance
                                              Company.
Robert R. Reitano ........................    Director, Vice President and Chief Investment
                                              officer of JHVLICO; Senior Vice President and
                                              Chief Investment Strategist, John Hancock Life
                                              Insurance Company.
Paul Strong ..............................    Director and Vice President of JHVLICO; Vice
                                              President, John Hancock Life Insurance Company.
Roger G. Nastou ..........................    Vice President, Investments, of JHVLICO; Vice
                                              President, John Hancock Life Insurance Company
Julie H. Indge ...........................    Treasurer of JHVLICO; Assistant Treasurer, John
                                              Hancock Life Insurance Company
Earl W. Baucom ...........................    Controller of JHVLICO; Senior Vice President and
                                              Controller, John Hancock Life Insurance Company.
Peter Scavongelli ........................    Secretary of JHVLICO; State Compliance Officer,
                                              John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                       /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                       December 31
                                                  2001           2000
                                               ---------      ---------
                                                     (in millions)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8)      $    83.7      $   715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8)         2,412.5        1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1) .......           13.1            8.1
Mortgage loans on real estate ...........          580.9          554.8
Real estate .............................           20.6           23.9
Policy loans ............................          352.0          334.2
Short-term investments ..................             --           21.7
Other invested assets ...................           39.6           34.8
                                               ---------      ---------
  Total Investments .....................        3,502.4        2,704.7


Cash and cash equivalent ................          115.4          277.3
Accrued investment income ...............           60.8           52.1
Premiums and accounts receivable ........           12.5            7.0
Deferred policy acquisition costs .......        1,060.8          994.1
Reinsurance recoverable--Note 6 .........          110.4           48.4
Other assets ............................          121.8           28.2
Separate accounts assets ................        6,729.1        8,082.9
                                               ---------      ---------
  Total Assets ..........................      $11,713.2      $12,194.7
                                               =========      =========


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31
                                                         2001           2000
                                                      ---------      ---------
                                                            (in millions)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits .........................      $ 3,335.4      $ 2,754.2
Policyholders' funds ...........................            3.0           14.2
Unearned revenue ...............................          221.0          212.0
Unpaid claims and claim expense reserves .......           25.0           11.1
Dividends payable to policyholders .............            0.3            0.1
Income taxes--Note 5 ...........................          191.1           64.2
Other liabilities ..............................          242.7          250.4
Separate accounts liabilities ..................        6,729.1        8,082.9
                                                      ---------      ---------
  Total Liabilities ............................       10,747.6       11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized;
 50,000 shares issued and outstanding ..........            2.5            2.5
Additional paid in capital .....................          572.4          572.4
Retained earnings ..............................          377.8          232.9
Accumulated other comprehensive loss ...........           12.9           (2.2)
                                                      ---------      ---------
  Total Shareholder's Equity ...................          965.6          805.6
                                                      ---------      ---------
  Total Liabilities and Shareholder's Equity ...      $11,713.2      $12,194.7
                                                      =========      =========


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



                                                             Year Ended December 31
                                                         2001          2000          1999
                                                        -------       -------       -------
                                                                    (in millions)
REVENUES
Premiums ...........................................    $  60.1       $  28.6       $   8.9
Universal life and investment-type product charges        365.4         337.1         341.5
Net investment income--Note 3 ......................      227.0         213.4         174.6
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(1.5), $(3.8) and $(0.5),
 respectively--Notes 1, 3, and 9 ...................       (9.0)        (10.6)         (4.8)
Other revenue ......................................       24.0           0.2           0.2
                                                        -------       -------       -------
Total revenues .....................................      667.5         568.7         520.4
BENEFITS AND EXPENSES
Benefits to policyholders ..........................      294.1         248.6         260.5
Other operating costs and expenses .................       76.2         116.8         117.5
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(1.5),
 $(3.8) and $(0.5), respectively--Notes 1, 3 and 9..       67.1          34.0          13.1
Dividends to policyholders .........................       21.4          26.1          25.7
                                                        -------       -------       -------
Total benefits and expenses ........................      458.8         425.5         416.8
                                                        -------       -------       -------
Income before income taxes and cumulative effect
 of accounting change ..............................      208.7         143.2         103.6
Income taxes--Note 5  ..............................       62.2          43.8          35.2
                                                        -------       -------       -------
Income before cumulative effect of accounting
 change ............................................      146.5          99.4          68.4
Cumulative effect of accounting change, net of tax         (1.6)           --            --
                                                        -------       -------       -------
Net income .........................................    $ 144.9       $  99.4       $  68.4
                                                        =======       =======       =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                               ACCUMULATED
                                                        ADDITIONAL                OTHER          TOTAL       OUTSTANDING
                                                COMMON    PAID IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S   SHARES (IN
                                                STOCK    CAPITAL    EARNINGS     INCOME          EQUITY       THOUSANDS)
                                                ------  ----------  --------  -------------  -------------  -------------
                                                                             (IN MILLIONS)
BALANCE AT JANUARY 1, 1999 ..................   $2.5      $377.5     $65.1       $12.3          $457.4          50.0
Comprehensive income:
Net income ..................................                         68.4                        68.4
Other comprehensive income, net of tax:
  Net unrealized losses .....................                                    (25.7)          (25.7)
                                                                                                ------
Comprehensive income ........................                                                     42.7
Capital contribution ........................              194.9                                 194.9
                                                ----      ------    ------      ------          ------          ----
BALANCE AT DECEMBER 31, 1999 ................   $2.5      $572.4    $133.5      $(13.4)         $695.0          50.0
                                                ====      ======    ======      ======          ======          ====
Comprehensive income:
Net income ..................................                         99.4                        99.4
Other comprehensive income, net of tax:
  Net unrealized gains ......................                                     11.2            11.2
                                                                                                ------
Comprehensive income: .......................                                                    110.6
                                                ----      ------    ------      ------          ------          ----
BALANCE AT DECEMBER 31, 2000 ................   $2.5      $572.4    $232.9      $ (2.2)         $805.6          50.0
                                                ====      ======    ======      ======          ======          ====
Comprehensive income:
  Net income ................................                        144.9                       144.9
Other comprehensive income, net of tax:
  Net unrealized gains ......................                                      7.9             7.9
                                                                                                ------
Comprehensive income ........................                                                    152.8
Change in accounting principle ..............                                      7.2             7.2
                                                ----      ------    ------      ------          ------          ----
BALANCE AT DECEMBER 31, 2001 ................   $2.5      $572.4    $377.8      $ 12.9          $965.6          50.0
                                                ====      ======    ======      ======          ======          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                           Year Ended December 31
                                                     2001           2000         1999
                                                   --------       --------     --------
                                                                (in millions)
Cash flows from operating activities:
 Net income .................................      $  144.9       $   99.4     $   68.4
  Adjustments to reconcile net income to net
   cash provided (used) by operating
   activities:
    Amortization of discount - fixed
     maturities .............................          (0.4)          (1.9)         1.2
    Realized investment losses, net .........           9.0           10.6          4.8
    Change in deferred policy acquisition
     costs ..................................         (74.1)        (141.5)      (126.5)
    Depreciation and amortization ...........           0.3            1.9          0.6
    Increase in accrued investment income ...          (8.6)         (10.2)        (3.5)
    Decrease (increase) in premiums and
     accounts receivable ....................          (5.5)           0.3         (2.4)
    (Increase) decrease in other assets and
     other liabilities, net .................        (159.2)          70.7        (58.2)
    Increase (decrease) in policy liabilities
     and accruals, net ......................         289.1         (401.1)      (377.6)
    Increase in income taxes ................         118.7           22.5         33.8
                                                   --------       --------     --------
    Net cash provided (used) by operating
     activities .............................
                                                      314.2         (349.3)      (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale .......         184.6          194.6        204.3
  Equity securities available-for-sale ......           6.0            1.0          0.6
  Real estate ...............................           3.3            0.2         17.9
  Short-term investments and other invested
   assets ...................................            --            1.3          1.5
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity .........           4.5           79.9         75.8
  Fixed maturities available-for-sale .......         180.4           91.5         53.6
  Short-term investments and other invested
   assets ...................................          46.5           10.1           --
  Mortgage loans on real estate .............          66.4           85.6         35.8
 Purchases of:
  Fixed maturities held-to-maturity .........          (5.1)        (127.2)       (98.8)
  Fixed maturities available-for-sale .......      (1,112.3)        (424.7)      (250.9)
  Equity securities available-for-sale ......          (6.1)          (0.6)        (4.0)
  Real estate ...............................          (0.6)          (0.4)        (2.2)
  Short-term investments and other invested
   assets ...................................         (39.6)         (38.8)       (14.6)
  Mortgage loans on real estate issued ......         (85.0)        (100.5)       (90.3)
  Other, net ................................         (25.6)         (41.5)       (30.6)
                                                   --------       --------     --------
    Net cash used in investing activities ....        (782.6)        (269.5)      (101.9)


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                                                                   Year Ended December 31
                                                               2001         2000          1999
                                                             ---------  -------------  -----------
                                                                        (in millions)
Cash flows from financing activities:
 Capital contribution from parent company ...............          --           --      $  194.9
 Universal life and investment-type contract deposits ...    $1,220.7     $1,067.2       1,026.3
 Universal life and investment-type contract
  maturities and withdrawals ............................      (914.2)      (430.7)       (380.7)
 Repayment of long term debt ............................          --           --         (61.9)
                                                             --------     --------      --------
 Net cash provided by financing activities ..............       306.5        636.5         778.6
                                                             --------     --------      --------
 Net (decrease) increase in cash and cash equivalents ...      (161.9)        17.7         217.3
Cash and cash equivalents at beginning of year ..........       277.3        259.6          42.3
                                                             --------     --------      --------
Cash and cash equivalents at end of year ................    $  115.4     $  277.3      $  259.6
                                                             ========     ========      ========


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale.
 Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

  Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Participating Insurance

  Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

  Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Recent Accounting Pronouncements

  In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

  In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

  John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of
 $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

  In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2. RELATED PARTY TRANSACTIONS (CONTINUED)

  At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

  John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:


                                                              Year Ended December 31,
                                                         2001          2000          1999
                                                       -------       -------       -------
                                                                   (in millions)
NET INVESTMENT INCOME
  Fixed maturities ..............................      $ 160.1       $ 138.5       $ 127.1
  Equity securities .............................          0.3           0.2            --
  Mortgage loans on real estate .................         42.3          44.3          39.7
  Real estate ...................................          2.3           4.1           3.6
  Policy loans ..................................         21.1          17.1          13.7
  Short-term investments ........................          6.3          19.4           4.5
  Other .........................................          3.3           1.1          (2.0)
                                                       -------       -------       -------
  Gross investment income .......................        235.7         224.7         186.6
   Less investment expenses .....................          8.7          11.3          12.0
                                                       -------       -------       -------
    Net investment income .......................      $ 227.0       $ 213.4       $ 174.6
                                                       =======       =======       =======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
  ACQUISITION COSTS
  Fixed maturities ..............................      $ (25.1)      $ (16.0)      $  (5.9)
  Equity securities .............................          3.8           0.8            --
  Mortgage loans on real estate and real estate .         (1.2)         (2.3)          0.9
  Derivatives and other invested assets .........         12.0           3.1          (0.3)
  Amortization adjustment for deferred
   policy acquisition costs .....................          1.5           3.8           0.5
                                                       -------       -------       -------
  Net realized investment and other losses,
   net of related amortization of deferred policy
    acquisition costs ...........................      $  (9.0)      $ (10.6)      $  (4.8)
                                                       =======       =======       =======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                                      GROSS       GROSS
                                         AMORTIZED  UNREALIZED  UNREALIZED
                                           COST       GAINS       LOSSES     FAIR VALUE
                                         ---------  ----------  ----------  ------------
                                                         (in millions)

DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities ...............     $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities .........         18.7       0.2         1.0           17.9
                                         --------     -----       -----       --------
 Total .............................     $   83.7     $ 0.2       $ 1.8       $   82.1
                                         ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities ...............     $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities .........        296.7       6.3         4.7          298.3
Obligations of states and
 political subdivisions ............          0.9       --          --             0.9
Debt securities issued by
 foreign governments ...............          7.2       0.5         --             7.7
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies .........        219.6       1.1         5.9          214.8
                                         --------     -----       -----       --------
Total fixed maturities .............      2,391.9      75.4        54.8        2,412.5
Equity securities ..................         12.1       1.5         0.5           13.1
                                         --------     -----       -----       --------
 Total .............................     $2,404.0     $76.9       $55.3       $2,425.6
                                         ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                         GROSS       GROSS
                                            AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                              COST       GAINS       LOSSES      VALUE
                                            ---------  ----------  ----------  ----------
                                                           (in millions)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities ....................   $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities ..............       29.3       0.2         1.2          28.3
Obligations of states and
 political subdivisions .................        1.9        --          --           1.9
                                            --------     -----       -----      --------
Total ...................................   $  715.4     $23.6       $52.2      $  686.8
                                            ========     =====       =====      ========
AVAILABLE-FOR-SALE:
Corporate securities ....................   $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities ..............      239.1       3.6         3.7         239.0
Obligations of states and
  political subdivisions ................        0.9        --          --           0.9
Debt securities issued by
 foreign governments ....................       11.1       0.3         0.6          10.8
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies .............       16.1       0.7         0.1          16.7
                                            --------     -----       -----      --------
Total fixed maturities ..................    1,018.8      25.2        32.2       1,011.8
Equity securities .......................        7.1       2.8         1.8           8.1
                                            --------     -----       -----      --------
   Total ................................   $1,025.9     $28.0       $34.0      $1,019.9
                                            ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                             (IN MILLIONS)
                                                          -------------------
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $     --    $     --
Due after one year through five years . . . . . . . . .        3.0         3.0
Due after five years through ten years  . . . . . . . .        8.6         8.6
Due after ten years . . . . . . . . . . . . . . . . . .       53.4        52.6
                                                          --------    --------
                                                              65.0        64.2
Mortgage-backed securities  . . . . . . . . . . . . . .       18.7        17.9
                                                          --------    --------
Total . . . . . . . . . . . . . . . . . . . . . . . . .   $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $   97.5    $   99.5
Due after one year through five years . . . . . . . . .      772.0       794.2
Due after five years through ten years  . . . . . . . .      935.2       929.4
Due after ten years . . . . . . . . . . . . . . . . . .      290.5       291.1
                                                          --------    --------
                                                           2,095.2     2,114.2
Mortgage-backed securities  . . . . . . . . . . . . . .      296.7       298.3
                                                          --------    --------
Total . . . . . . . . . . . . . . . . . . . . . . . . .   $2,391.9    $2,412.5
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                BALANCE AT                          BALANCE AT
                                BEGINNING                             END OF
                                 OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                ----------  ---------  ----------  ------------
                                                (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate     $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of      0.7         --         0.7           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $4.4       $0.4        $1.0         $3.8
                                   ====       ====        ====         ====

At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31
                                                               2001     2000
                                                              ------  --------
                                                               (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 2.4    $ 4.2
Provision for losses . . . . . . . . . . . . . . . . . . . .    (1.2)    (1.2)
                                                               -----    -----
Net impaired mortgage loans on real estate . . . . . . . . .   $ 1.2    $ 3.0
                                                               =====    =====

  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                          (IN MILLIONS)

Average recorded investment in impaired loans . .    $3.3     $2.1       $--
Interest income recognized on impaired loans  . .     0.5      0.3         --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)

Apartments  . . . . .      $115.1      East North Central . .       $ 63.6
Hotels  . . . . . . .        24.8      East South Central . .         25.8
Industrial  . . . . .        72.1      Middle Atlantic. . . .         50.6
Office buildings    .       146.4      Mountain . . . . . . .         35.5
Retail  . . . . . . .        35.5      New England. . . . . .         55.1
Mixed Use . . . . . .         5.0      Pacific. . . . . . . .        111.3
Agricultural  . . . .       168.9      South Atlantic . . . .        152.9
Other . . . . . . . .        18.6      West North Central . .         20.6
                                       West South Central . .         67.7
                                       Canada/Other . . . . .          3.3
Allowance for losses         (5.5)     Allowance for losses .         (5.5)
                           ------                                   ------
Total . . . . . . . .      $580.9      Total. . . . . . . . .       $580.9
                           ======                                   ======

  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:

                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000     1999
                                                      ------  ------  ---------
                                                           (IN MILLIONS)
Current taxes:
Federal . . . . . . . . . . . . . . . . . . . . . .   $30.1   $15.2    $(1.5)
Foreign . . . . . . . . . . . . . . . . . . . . . .      --     0.6      0.1
                                                      -----   -----    -----
                                                       30.1    15.8     (1.4)
Deferred taxes:
Federal . . . . . . . . . . . . . . . . . . . . . .    32.1    28.0     36.6
                                                      -----   -----    -----
Total income taxes  . . . . . . . . . . . . . . . .   $62.2   $43.8    $35.2
                                                      =====   =====    =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)

Tax at 35%                                          $73.0    $50.1     $36.3
Add (deduct):
 Equity base tax  . . . . . . . . . . . . . . . .    (9.0)    (5.6)       --
 Prior years taxes. . . . . . . . . . . . . . . .     2.1       --      (0.3)
 Tax credits  . . . . . . . . . . . . . . . . . .    (0.4)    (0.6)     (0.1)
 Foreign taxes  . . . . . . . . . . . . . . . . .      --      0.6       0.1
 Tax exempt investment income . . . . . . . . . .    (5.6)    (0.7)     (0.7)
 Other  . . . . . . . . . . . . . . . . . . . . .     2.1       --      (0.1)
                                                    -----    -----     -----
  Total income taxes  . . . . . . . . . . . . . .   $62.2    $43.8     $35.2
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                  DECEMBER 31
                                                                 2001     2000
                                                                ------   -------
                                                                (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments . . . . . . . . . . . . . . . . .   $238.1   $110.0
 Other postretirement benefits  . . . . . . . . . . . . . . .     20.1     23.3
 Book over tax basis of investments . . . . . . . . . . . . .     12.0      7.8
 Interest . . . . . . . . . . . . . . . . . . . . . . . . . .       --      7.5
 Unrealized holding losses  . . . . . . . . . . . . . . . . .       --      1.4
                                                                ------   ------
  Total deferred tax assets . . . . . . . . . . . . . . . . .    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs  . . . . . . . . . . . . .    373.7    199.1
 Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.1      1.8
 Basis in partnerships  . . . . . . . . . . . . . . . . . . .      0.6      0.4
 Market discount on bonds . . . . . . . . . . . . . . . . . .      1.2      0.6
 Lease income . . . . . . . . . . . . . . . . . . . . . . . .     47.0     35.4
 Unrealized gains . . . . . . . . . . . . . . . . . . . . . .      6.8       --
 Other  . . . . . . . . . . . . . . . . . . . . . . . . . . .       --      9.5
                                                                ------   ------
  Total deferred tax liabilities  . . . . . . . . . . . . . .    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities. . . . . . . . . . . . . . . .   $161.2   $ 96.8
                                                                ======   ======

  The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:

                                 2001             2000             1999
                               PREMIUMS         PREMIUMS         PREMIUMS
                           WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                           -------  -------  -------  ------  -------  --------
                                             (IN MILLIONS)

Life Insurance:
 Direct  . . . . . . . .   $ 82.0   $ 82.0   $34.1    $34.1   $12.1     $12.1
 Ceded . . . . . . . . .    (21.9)   (21.9)   (5.5)    (5.5)   (3.2)     (3.2)
                           ------   ------   -----    -----   -----     -----
  Net life insurance

   premiums. . . . . . .   $ 60.1   $ 60.1   $28.6    $28.6   $ 8.9     $ 8.9
                           ======   ======   =====    =====   =====     =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ -- million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock

  The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

  The components of accumulated other comprehensive loss are as follows:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)

Balance at January 1, 1999  . . . . . . . . . . . . . . . .        $ 12.3
Gross unrealized gains (losses)  (net of deferred income
 tax benefit of $18.0 million)  . . . . . . . . . . . . . .         (34.2)
Reclassification adjustment for gains (losses), realized in
 net income
 (net of tax expense of $1.7 million) . . . . . . . . . . .          (3.1)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax expense of $6.2 million) . . . . . . . . . . . . . . .          11.6
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .         (25.7)
                                                                   ------
Balance at December 31, 1999  . . . . . . . . . . . . . . .        $(13.4)
                                                                   ======
Balance at January 1, 2000  . . . . . . . . . . . . . . . .        $(13.4)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $9.7 million) . . . . . . . . . . . . . . .          18.0
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.6 million)  . . . . .          (2.9)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $2.1 million) . . . . . . . . . . . . . . .          (3.9)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          11.2
                                                                   ------
Balance at December 31, 2000  . . . . . . . . . . . . . . .        $ (2.2)
                                                                   ======
Balance at January 1, 2001  . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $7.2 million) . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $1.1 million)  . . . . .           2.1
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $3.2 million) . . . . . . . . . . . . . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle  . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001  . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                      2001    2000      1999
                                                     -------  ------  ---------
                                                          (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities . . . . . . . . . . . . . . . .   $ 20.6   ($7.0)   ($28.7)
  Equity investments . . . . . . . . . . . . . . .      1.0     1.0      (1.4)
  Derivatives and other  . . . . . . . . . . . . .      5.2     0.3       1.3
                                                     ------   -----    ------
Total  . . . . . . . . . . . . . . . . . . . . . .     26.8    (5.7)    (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits . . . . . . . . . . . .     (7.1)    2.1       8.1
  Deferred federal income taxes  . . . . . . . . .     (6.8)    1.4       7.3
                                                     ------   -----    ------
Total  . . . . . . . . . . . . . . . . . . . . . .    (13.9)    3.5      15.4
                                                     ------   -----    ------
Net unrealized investment gains  . . . . . . . . .   $ 12.9   ($2.2)   ($13.4)
                                                     ======   =====    ======

 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001    2000     1999
                                                       ------  ------  --------
                                                           (IN MILLIONS)

Statutory net income . . . . . . . . . . . . . . . .   $ 13.1  $ 26.6   $ 77.5
Statutory surplus  . . . . . . . . . . . . . . . . .    647.0   527.2    468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
 Net investment income  . . . . . . . .   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax  . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting
  change, net of tax  . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method  .   $    2.7    $     --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized
  investment and other gains (losses)          1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related amortization
  of deferred policy acquisition costs - per
  consolidated  financial statements  .       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and
  other gains (losses),
  net-after-tax adjustment made
  to calculate segment operating income   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                     ASSET
                                    PROTECTION     GATHERING      CONSOLIDATED
                                    ----------  ---------------  --------------
                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues . . . . . . . .   $  530.8       $   48.5        $   579.3
 Net realized investment and other
  gains (losses), net . . . . . .      (10.6)            --            (10.6)
                                    --------       --------        ---------
       Revenues . . . . . . . . .   $  520.2       $   48.5        $   568.7
                                    ========       ========        =========
       Net investment income        $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating
  income. . . . . . . . . . . . .       96.0            6.3            102.3
 Net realized investment and other
  gains (losses), net . . . . . .       (6.8)            --             (6.8)
 Surplus tax. . . . . . . . . . .        5.4            0.2              5.6
 Other demutualization related
  costs . . . . . . . . . . . . .       (0.5)          (0.1)            (0.6)
 Restructuring charges. . . . . .       (1.1)            --             (1.1)
                                    --------       --------        ---------
 Net income . . . . . . . . . . .   $   93.0       $    6.4        $    99.4
                                    ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for
  by the equity method. . . . . .   $    1.3       $     --        $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . .       17.6           16.4             34.0
 Income tax expense . . . . . . .       40.7            3.1             43.8
 Segment assets . . . . . . . . .   $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
 Net realized investment and other
  losses. . . . . . . . . . . . .   $  (14.4)            --        $   (14.4)
 Less amortization of deferred
  policy acquisition
  costs related to net realized
  investment and
  other gains (losses). . . . . .        3.8             --              3.8
                                    --------       --------        ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs - per consolidated
  financial statements. . . . . .      (10.6)            --            (10.6)
 Less income tax effect . . . . .        3.8             --              3.8
                                    --------       --------        ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income. . . .   $   (6.8)            --        $    (6.8)
                                    ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues . . . . . . . . . . .   $  488.0    $   37.2     $   525.2
 Net realized investment and other
  gains (losses), net . . . . . . . . .       (4.8)         --          (4.8)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  483.2    $   37.2     $   520.4
                                          ========    ========     =========
 Net investment income  . . . . . . . .   $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income . .      108.0         6.8         114.8
 Net realized investment and other
  gains (losses), net . . . . . . . . .       (3.1)         --          (3.1)
 Class action lawsuit . . . . . . . . .      (42.9)         --         (42.9)
 Other demutualization related costs  .       (0.3)       (0.1)         (0.4)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   61.7    $    6.7     $    68.4
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method  .   $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        4.6         8.5          13.1
 Income tax expense . . . . . . . . . .       31.8         3.4          35.2
 Segment assets . . . . . . . . . . . .   $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  gains (losses)  . . . . . . . . . . .   $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment gains (losses)           0.5          --           0.5
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related amortization
  of deferred policy acquisition costs - per
  consolidated financial statements . .       (4.8)         --          (4.8)
 Less income tax effect . . . . . . . .        1.7          --           1.7
                                          --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income  . . . . . .   $   (3.1)         --     $    (3.1)
                                          ========    ========     =========

  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS  (CONTINUED)

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                          DECEMBER 31         DECEMBER 31
                                              2001                2000
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                         (IN MILLIONS)       (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity . . . . . . . . .   $   83.7  $   82.1  $  715.4   $  686.8
  Available-for-sale . . . . . . . .    2,412.5   2,412.5   1,011.8    1,011.8
 Equity securities:
  Available-for-sale . . . . . . . .       13.1      13.1       8.1        8.1
 Mortgage loans on real estate . . .      580.9     604.3     554.8      574.2
 Policy loans  . . . . . . . . . . .      352.0     352.0     334.2      334.2
 Short-term investments  . . . . . .         --        --      21.7       21.7
  Cash and cash equivalents  . . . .      115.4     115.4     277.3      277.3
Derivatives:
 Futures contracts, net  . . . . . .         --        --       0.1        0.1
 Interest rate swap agreements . . .        8.8       8.8        --         --
 Interest rate cap agreements  . . .        3.5       3.5       2.1        2.1
 Interest rate floor agreements  . .        4.5       4.5       4.5        4.5
 Currency rate swap agreements . . .        0.4       0.4        --         --
 Equity collar agreements  . . . . .        0.8       0.8       0.4        0.4
LIABILITIES:
Fixed rate deferred and immediate
 annuities                                 53.1      50.3      63.8       60.4
Derivatives:
 Interest rate swap agreements . . .       13.2      13.2        --        1.2
 Currency rate swap agreements . . .        0.1       0.1       0.6        0.6
Commitments  . . . . . . . . . . . .         --      57.1        --       62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                  COLUMN B   COLUMN C       COLUMN D
                                                              AMOUNT AT WHICH
                                                                SHOWN IN THE
                                                                CONSOLIDATED
                                                                  BALANCE
         TYPE OF INVESTMENT             COST /2/    VALUE          SHEET
                                       ----------  --------  ------------------

Fixed maturity securities, available-for-sale:
Bonds:
United States government and
 government agencies
 and authorities                        $  219.6   $  214.8       $  214.8
States, municipalities and political
 subdivisions                                6.0        6.0            6.0
Foreign governments                          7.2        7.6            7.6
Public utilities                           189.3      192.9          192.9
Convertibles and bonds with warrants
 attached                                   25.9       25.1           25.1
All other corporate bonds                1,897.9    1,920.5        1,920.5
Certificates of deposits                      --         --             --
Redeemable preferred stock                  46.0       45.6           45.6
                                        --------   --------       --------
Total fixed maturity securities,
 available-for-sale                      2,391.9    2,412.5        2,412.5
                                        ========   ========       ========
Equity securities,
 available-for-sale:
Common stocks:
Public utilities                              --         --             --
Banks, trust and insurance companies          --         --             --
Industrial, miscellaneous and all
 other                                       3.8        5.0            5.0
Non-redeemable preferred stock               8.3        8.1            8.1
                                        --------   --------       --------
Total equity securities,
 available-for-sale                         12.1       13.1           13.1
                                        ========   ========       ========

Fixed maturity securities, held-to-maturity:
Bonds

United States government and
 government agencies
 and authorities                              --         --             --
States, municipalities and political
 subdivisions                                 --         --             --
Foreign governments                           --         --             --
Public utilities                              --         --             --
Convertibles and bonds with warrants
 attached                                     --         --             --
All other corporate bonds                    5.1        5.1            5.1
Certificates of deposits                    78.6       77.0           78.6
Redeemable preferred stock                    --         --             --
                                        --------   --------       --------
Total fixed maturity securities,
 held-to-maturity                           83.7       82.1           83.7
                                        ========   ========       ========

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                     SCHEDULE I - SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                  COLUMN B   COLUMN C       COLUMN D
                                                              AMOUNT AT WHICH
                                                                SHOWN IN THE
                                                                CONSOLIDATED
                                                                  BALANCE
         TYPE OF INVESTMENT              COST /2/   VALUE          SHEET
                                       ----------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities                              --         --             --
Banks, trust and insurance companies          --         --             --
Industrial, miscellaneous and all
 other                                        --         --             --
Non-redeemable preferred stock                --         --             --
                                        --------   --------       --------
Total equity securities, trading              --         --             --
                                        --------   --------       --------
Mortgage loans on real estate,
 net /1/                                $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties /1/                   21.4       xxxx           20.6
Acquired in satisfaction of
 debt /1/                                     --       xxxx             --
Policy loans                               352.0       xxxx          352.0
Other long-term investments /2/             39.6       xxxx           39.6
Short-term investments                        --       xxxx             --
                                        --------   --------       --------
  Total investments                     $3,487.1   $2,507.7       $3,502.4
                                        ========   ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.

(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                           POLICY     BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS   UNEARNED     BENEFITS     PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------  ------------  ---------
2001:

Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:

Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:

Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:

Protection             $229.2          $285.5               $46.6              $ 72.8
Asset Gathering          (2.2)            8.6                20.5                 3.4
                       ------          ------               -----              ------
 Total                 $227.0          $294.1               $67.1              $ 76.2
                       ======          ======               =====              ======
2000:

Protection             $215.9          $242.2               $17.6              $100.5
Asset Gathering          (2.5)            6.4                16.4                16.3
                       ------          ------               -----              ------
 Total                 $213.4          $248.6               $34.0              $116.8
                       ======          ======               =====              ======
1999:

Protection             $178.1          $192.3               $ 4.6              $100.6
Asset Gathering          (3.5)           68.2                 8.5                16.9
                       ------          ------               -----              ------
 Total                 $174.6          $260.5               $13.1              $117.5
                       ======          ======               =====              ======

  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            SCHEDULE IV - REINSURANCE

                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                               ASSUMED               PERCENTAGE
                                   CEDED TO     FROM                 OF AMOUNT
                         GROSS       OTHER      OTHER       NET      ASSUMED TO
                         AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                       ----------  ---------  ---------  ---------  ------------
2001

Life insurance in

 force                 $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                       ----------  ---------    -----    ---------      ---
Premiums:
Life insurance         $     82.0  $    21.9    $  --    $    60.1       --
Accident and health
 insurance                     --         --       --           --       --
P&C                            --         --       --           --       --
                       ----------  ---------    -----    ---------      ---
  Total                $     82.0  $    21.9    $  --    $    60.1      0.0%
                       ==========  =========    =====    =========      ===
2000

Life insurance in

 force                 $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                       ----------  ---------    -----    ---------      ---
Premiums:
Life insurance         $     34.1  $     5.5    $  --    $    28.6       --
Accident and health
 insurance                     --         --       --           --       --
P&C                            --         --       --           --       --
                       ----------  ---------    -----    ---------      ---
  Total                $     34.1  $     5.5    $  --    $    28.6      0.0%
                       ==========  =========    =====    =========      ===
1999

Life insurance in

 force                 $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                       ----------  ---------    -----    ---------      ---
Premiums:
Life insurance         $     12.1  $     3.2    $  --    $     8.9       --
Accident and health
 insurance                     --         --       --           --       --
P&C                            --         --       --           --       --
                       ----------  ---------    -----    ---------      ---
  Total                $     12.1  $     3.2    $  --    $     8.9      0.0%
                       ==========  =========    =====    =========      ===

 NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U
 of the John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS Discovery Series, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, International Equity, Large Cap Value Core, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth Stock and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001

                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE         EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX          GROWTH
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  --------------  ------------
ASSETS

Investment in shares

 of portfolios of:
 John Hancock Variable
  Series Trust I,

  at value. . . . . .   $111,623,458  $248,573,874   $17,563,825     $12,970,292
Policy loans and
 accrued interest
 receivable . . . . .     23,171,200    62,819,148     3,038,122              --
Receivable from
 portfolio/JHVLICO. .        285,029       371,783        29,494          75,988
                        ------------  ------------   -----------     -----------
Total assets. . . . .    135,079,687   311,764,805    20,631,441      13,046,280
LIABILITIES

Payable to

 portfolio/JHVLICO. .        278,921       362,717        28,558          75,429
Asset charges payable          6,108         9,066           935             560
                        ------------  ------------   -----------     -----------
Total liabilities . .        285,029       371,783        29,493          75,989
                        ------------  ------------   -----------     -----------
                        $134,794,658  $311,393,022   $20,601,948     $12,970,291
                        ------------  ------------   -----------     -----------
NET ASSETS:
 Accumulation units .   $134,794,658  $311,393,022   $20,601,948     $12,970,291
                        ------------  ------------   -----------     -----------
 Total net assets . .   $134,794,658  $311,393,022   $20,601,948     $12,970,291
                        ------------  ------------   -----------     -----------
 Units outstanding. .        642,518       524,506       351,452         877,120
                        ------------  ------------   -----------     -----------
 Unit value

  (accumulation). . .   $     209.79  $     593.69   $     58.62     $     14.79
                        ============  ============   ===========     ===========


                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,

  at value. . . . . . . .   $  999,731  $17,904,452  $16,715,532   $80,657,426
Policy loans and accrued
 interest receivable. . .           --           --           --    15,009,416
Receivable from

 portfolio/JHVLICO. . . .       16,975      100,377      463,598     1,143,328
                            ----------  -----------  -----------   -----------
Total assets. . . . . . .    1,016,706   18,004,829   17,179,130    96,810,170
LIABILITIES

Payable to

 portfolio/JHVLICO. . . .       16,933       99,636      462,968     1,142,093
Asset charges payable . .           42          741          630         1,235
                            ----------  -----------  -----------   -----------
Total liabilities . . . .       16,975      100,377      463,598     1,143,328
                            ----------  -----------  -----------   -----------
                            $  999,731  $17,904,452  $16,715,532   $95,666,842
                            ----------  -----------  -----------   -----------
NET ASSETS:
 Accumulation units . . .   $  999,731  $17,904,452  $16,715,532   $95,666,842
                            ----------  -----------  -----------   -----------
 Total net assets . . . .   $  999,731  $17,904,452  $16,715,532   $95,666,842
                            ----------  -----------  -----------   -----------
 Units outstanding. . . .       89,038    1,251,513      907,157     1,737,261
                            ----------  -----------  -----------   -----------
 Unit value (accumulation)  $    11.23  $     14.31  $     18.43   $     55.07
                            ==========  ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 2001

                         SMALL/MID   REAL ESTATE     GROWTH &
                        CAP GROWTH      EQUITY        INCOME        MANAGED
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  ------------  ------------  --------------
ASSETS

Investment in shares

 of portfolios of:
 John Hancock Variable
  Series Trust I,

  at value. . . . . .   $14,287,930  $16,341,194   $736,048,393   $370,859,587
Policy loans and
 accrued interest
 receivable . . . . .            --    2,514,247    190,970,094     88,021,799
Receivable from
 portfolio/JHVLICO. .       218,231      364,777        320,338        189,207
                        -----------  -----------   ------------   ------------
Total assets. . . . .    14,506,161   19,220,218    927,338,825    459,070,593
LIABILITIES

Payable to

 portfolio/JHVLICO. .       217,580      363,957        293,352        168,454
Asset charges payable           651          821         26,986         20,753
                        -----------  -----------   ------------   ------------
Total liabilities . .       218,231      364,778        320,338        189,207
                        -----------  -----------   ------------   ------------
                        $14,287,930  $18,855,440   $927,018,487   $458,881,386
                        -----------  -----------   ------------   ------------
NET ASSETS:
 Accumulation units .   $14,287,930  $18,855,440   $927,018,487   $458,881,386
                        -----------  -----------   ------------   ------------
 Total net assets . .   $14,287,930  $18,855,440   $927,018,487   $458,881,386
                        -----------  -----------   ------------   ------------
 Units outstanding. .       647,907      206,778      1,464,849      1,243,629
                        -----------  -----------   ------------   ------------
 Unit value

  (accumulation). . .   $     22.05  $     91.19   $     632.84   $     368.99
                        ===========  ===========   ============   ============


                         SHORT-TERM   SMALL CAP   INTERNATIONAL      EQUITY
                            BOND        EQUITY    OPPORTUNITIES       INDEX
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------   ----------  -------------    ----------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,

  at value . . . . . .   $3,150,054   $4,215,482    $4,803,336     $30,219,165
Policy loans and
 accrued interest
 receivable. . . . . .           --           --            --              --
Receivable from
 portfolio/JHVLICO . .      164,018       10,642       110,790         438,060
                         ----------   ----------    ----------     -----------
Total assets . . . . .    3,314,072    4,226,124     4,914,126      30,657,225
LIABILITIES

Payable to

 portfolio/JHVLICO . .      163,921       10,457       110,591         436,840
Asset charges payable.           97          185           199           1,220
                         ----------   ----------    ----------     -----------
Total liabilities. . .      164,018       10,642       110,790         438,060
                         ----------   ----------    ----------     -----------
                         $3,150,054   $4,215,482    $4,803,336     $30,219,165
                         ----------   ----------    ----------     -----------
NET ASSETS:
 Accumulation units. .   $3,150,054   $4,215,482    $4,803,336     $30,219,165
                         ----------   ----------    ----------     -----------
 Total net assets. . .   $3,150,054   $4,215,482    $4,803,336     $30,219,165
                         ----------   ----------    ----------     -----------
 Units outstanding . .      206,841      393,605       442,624       1,646,667
                         ----------   ----------    ----------     -----------
 Unit value

  (accumulation). . .    $    15.23   $    10.71    $    10.85     $     18.35
                         ==========   ==========    ==========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 2001

                                                                    SMALL/MID
                                 GLOBAL     EMERGING      BOND         CAP
                                  BOND      MARKETS      INDEX         CORE
                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               ----------  ----------  ----------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable Series
  Trust I,
  at value . . . . . . . . .   $2,046,671  $1,446,803  $3,361,380   $1,286,112
Receivable from
 portfolio/JHVLICO . . . . .          786       6,077      84,044        9,336
                               ----------  ----------  ----------   ----------
Total assets . . . . . . . .    2,047,457   1,452,880   3,445,424    1,295,448
LIABILITIES
Payable to portfolio/JHVLICO          689       6,022      83,971        9,302
Asset charges payable. . . .           97          56          74           34
                               ----------  ----------  ----------   ----------
Total liabilities. . . . . .          786       6,078      84,045        9,336
                               ----------  ----------  ----------   ----------
                               $2,046,671  $1,446,802  $3,361,379   $1,286,112
                               ----------  ----------  ----------   ----------
NET ASSETS:
 Accumulation units. . . . .   $2,046,671  $1,446,802  $3,361,379   $1,286,112
                               ----------  ----------  ----------   ----------
 Total net assets. . . . . .   $2,046,671  $1,446,802  $3,361,379   $1,286,112
                               ----------  ----------  ----------   ----------
 Units outstanding . . . . .      154,090     197,513     269,907      113,815
                               ----------  ----------  ----------   ----------
 Unit value (accumulation) .   $    13.28  $     7.33  $    12.45   $    11.30
                               ==========  ==========  ==========   ==========


                           HIGH       TURNER                       FRONTIER
                          YIELD        CORE        BRANDES          CAPITAL
                           BOND       GROWTH    INTERNATIONAL    APPRECIATION
                        SUBACCOUNT  SUBACCOUNT      EQUITY        SUBACCOUNT
                        ----------  ----------  --------------  ---------------
ASSETS

Investment in shares

 of portfolios of:
 John Hancock Variable
  Series Trust I,
 at value . . . . . .   $1,379,445   $     --      $     --        $     --
 Outside Trust, at
  value . . . . . . .           --    259,141       656,930         931,777
Receivable from
 portfolio/JHVLICO. .        9,570      5,377         7,433           7,696
                        ----------   --------      --------        --------
Total assets. . . . .    1,389,015    264,518       664,363         939,473
LIABILITIES
Payable to
 portfolio/JHVLICO. .        9,527      5,364         7,401           7,656
Asset charges payable           43         13            33              39
                        ----------   --------      --------        --------
Total liabilities . .        9,570      5,377         7,434           7,695
                        ----------   --------      --------        --------
                        $1,379,445   $259,141      $656,929        $931,778
                        ----------   --------      --------        --------
NET ASSETS:
 Accumulation units .   $1,379,445   $259,141      $656,929        $931,778
                        ----------   --------      --------        --------
 Total net assets . .   $1,379,445   $259,141      $656,929        $931,778
                        ----------   --------      --------        --------
 Units outstanding. .      150,586     14,669        42,405          41,533
                        ----------   --------      --------        --------
 Unit value
  (accumulation). . .   $     9.16   $  17.67      $  15.49        $  22.43
                        ==========   ========      ========        ========

See accompanying notes.
                                       84

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 2001

                            CLIFTON      LARGE CAP
                            ENHANCED    AGGRESSIVE   FUNDAMENTAL     AIM V.I.
                          U.S. EQUITY     GROWTH        GROWTH        VALUE
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  -----------  ------------  ------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust,
  at value. . . . . . .    $       --    $169,674      $302,094     $       --
 Outside Trust, at value       52,211          --            --      1,053,811
Receivable from

 portfolio/JHVLICO. . .             2         891           950          3,027
                           ----------    --------      --------     ----------
Total assets. . . . . .        52,213     170,565       303,044      1,056,838
LIABILITIES
Payable to
 portfolio/JHVLICO. . .            --         892           950          3,027
Asset charges payable .             3          --            --             --
                           ----------    --------      --------     ----------
Total liabilities . . .             3         892           950          3,027
                           ----------    --------      --------     ----------
                           $   52,210    $169,673      $302,094     $1,053,811
                           ----------    --------      --------     ----------
NET ASSETS:
 Accumulation units . .    $   52,210    $169,673      $302,094     $1,053,811
                           ----------    --------      --------     ----------
 Total net assets . . .    $   52,210    $169,673      $302,094     $1,053,811
                           ----------    --------      --------     ----------
 Units outstanding. . .         5,072      20,377        29,518         35,453
                           ----------    --------      --------     ----------
 Unit value
  (accumulation)  . . .    $    10.29    $   8.33      $  10.23     $    29.72
                           ==========    ========      ========     ==========


                                                         JANUS ASPEN    JANUS ASPEN
                        FIDELITY VIP   FIDELITY VIP II      GLOBAL       WORLDWIDE
                           GROWTH         CONTRAFUND      TECHNOLOGY       GROWTH
                         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                        ------------   ---------------   -----------    -----------
ASSETS
Investment in shares
 of portfolios of:
 Outside Trust, at
  value . . . . . . .    $1,449,128        $991,597        $289,821       $477,065
Receivable from
 portfolio/JHVLICO. .         2,186           2,244           1,717          2,093
                         ----------        --------        --------       --------
Total assets. . . . .     1,451,314         993,841         291,538        479,158
LIABILITIES
Payable to
 portfolio/JHVLICO. .         2,186           2,245           1,717          2,093
Asset charges payable            --              --              --             --
                         ----------        --------        --------       --------
Total liabilities . .         2,186           2,245           1,717          2,093
                         ----------        --------        --------       --------
                         $1,449,128        $991,596        $289,821       $477,065
                         ----------        --------        --------       --------
NET ASSETS:
 Accumulation units .    $1,449,128        $991,596        $289,821       $477,065
                         ----------        --------        --------       --------
 Total net assets . .    $1,449,128        $991,596        $289,821       $477,065
                         ----------        --------        --------       --------
 Units outstanding. .        20,389          35,776          68,276         73,806
                         ----------        --------        --------       --------
 Unit value
  (accumulation). . .    $    71.07        $  27.72        $   4.24       $   6.46
                         ==========        ========        ========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 2001

                         MFS NEW

                        DISCOVERY     TEMPLETON    V.A. RELATIVE  V.A. FINANCIAL
                          SERIES    INTERNATIONAL      VALUE        INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                        ----------  -------------  -------------  --------------
ASSETS
Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .    $     --     $     --       $244,659        $173,319
 Outside Trust, at
  value . . . . . . .     456,214       90,241             --              --
Receivable from
 portfolio/JHVLICO. .       1,717          628          4,050             701
                         --------     --------       --------        --------
Total assets. . . . .     457,931       90,869        248,709         174,020
LIABILITIES
Payable to
 portfolio/JHVLICO. .       1,717          628          4,050             701
Asset charges payable          --           --             --              --
                         --------     --------       --------        --------
Total liabilities . .       1,717          628          4,050             701
                         --------     --------       --------        --------
                         $456,214     $ 90,241       $244,659        $173,319
                         --------     --------       --------        --------
NET ASSETS:
 Accumulation units .    $456,214     $ 90,241       $244,659        $173,319
                         --------     --------       --------        --------
 Total net assets . .    $456,214     $ 90,241       $244,659        $173,319
                         --------     --------       --------        --------
 Units outstanding. .      27,665        4,272         13,906          11,086
                         --------     --------       --------        --------
 Unit value
  (accumulation). . .    $  16.49     $  21.12       $  17.59        $  15.63
                         ========     ========       ========        ========


                                          HEALTH

                        V.A. STRATEGIC   SCIENCES   INTERNATIONAL   LARGE CAP
                            INCOME         FUND        EQUITY       VALUE CORE
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                        --------------  ----------  -------------  ------------
ASSETS

Investment in shares
 of portfolios of:
 John Hancock
  Declaration Trust,
  at value. . . . . .      $32,668       $     --      $    --       $     --
 John Hancock Variable
  Series Trust I, at
  value . . . . . . .           --        212,579       28,823        179,246
Receivable from
 portfolio/JHVLICO. .          296            849           28            838
                           -------       --------      -------       --------
Total assets. . . . .       32,964        213,428       28,851        180,084
LIABILITIES
Payable to
 portfolio/JHVLICO. .          296            849           28            838
Asset charges payable           --             --           --             --
                           -------       --------      -------       --------
Total liabilities . .          296            849           28            838
                           -------       --------      -------       --------
                           $32,668       $212,579      $28,823       $179,246
                           -------       --------      -------       --------
NET ASSETS:
 Accumulation units .      $32,668       $212,579      $28,823       $179,246
                           -------       --------      -------       --------
 Total net assets . .      $32,668       $212,579      $28,823       $179,246
                           -------       --------      -------       --------
 Units outstanding. .        2,361         21,659        3,591         17,285
                           -------       --------      -------       --------
 Unit value
  (accumulation). . .      $ 13.84       $   9.81      $  8.03       $  10.37
                           =======       ========      =======       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                DECEMBER 31, 2001

                            LARGE/MID   SMALL CAP    AIM V.I.    MFS INVESTORS
                            CAP VALUE     VALUE       GROWTH     GROWTH STOCK
                            SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                            ----------  ----------  ----------  ---------------
ASSETS
Investment in shares of
 portfolios of:
 John Hancock Variable
  Series Trust I,
  at value. . . . . . . .   $7,568,367  $1,243,221   $     --       $    --
 Outside Trust, at value.           --          --    128,030        42,747
Receivable from
 portfolio/JHVLICO. . . .       12,355      83,963        608            14
                            ----------  ----------   --------       -------
Total assets. . . . . . .    7,580,722   1,327,184    128,638        42,761
LIABILITIES
Payable to
 portfolio/JHVLICO. . . .       12,028      83,963        608            14
Asset charges payable . .          326          --         --            --
                            ----------  ----------   --------       -------
Total liabilities . . . .       12,354      83,963        608            14
                            ----------  ----------   --------       -------
                            $7,568,368  $1,243,221   $128,030       $42,747
                            ----------  ----------   --------       -------
NET ASSETS:
 Accumulation units . . .   $7,568,368  $1,243,221   $128,030       $42,747
                            ----------  ----------   --------       -------
 Total net assets . . . .   $7,568,368  $1,243,221   $128,030       $42,747
                            ----------  ----------   --------       -------
 Units outstanding. . . .      486,262      74,028      6,163         4,289
                            ----------  ----------   --------       -------
 Unit value (accumulation)  $    15.56  $    16.79   $  20.77       $  9.97
                            ==========  ==========   ========       =======



                                                                  MFS RESEARCH
                                                                     SERIES
                                                                   SUBACCOUNT
                                                                 ---------------
ASSETS

Investment in shares of portfolios of:
 Outside Trust, at value . . . . . . . . . . . . . . . . . . .       $85,267
Receivable from portfolio/JHVLICO. . . . . . . . . . . . . . .             5
                                                                     -------
Total assets . . . . . . . . . . . . . . . . . . . . . . . . .        85,272
LIABILITIES

Payable to portfolio/JHVLICO . . . . . . . . . . . . . . . . .            --
Asset charges payable. . . . . . . . . . . . . . . . . . . . .             5
                                                                     -------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . .             5
                                                                     -------
                                                                     $85,267
                                                                     -------
NET ASSETS:
 Accumulation units. . . . . . . . . . . . . . . . . . . . . .       $85,267
                                                                     -------
 Total net assets. . . . . . . . . . . . . . . . . . . . . . .       $85,267
                                                                     -------
 Units outstanding . . . . . . . . . . . . . . . . . . . . . .         4,568
                                                                     -------
 Unit value (accumulation) . . . . . . . . . . . . . . . . . .       $ 18.67
                                                                     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                         LARGE CAP                  INTERNATIONAL    SMALL CAP
                           GROWTH      ACTIVE BOND  EQUITY INDEX      GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -------------  -----------  -------------  -------------
Investment income:
Income:
 Dividends. . . . . .   $    215,685   $14,709,310  $   309,473     $        --
 Interest on policy
  loans . . . . . . .      1,732,312     4,683,009      225,868              --
                        ------------   -----------  -----------     -----------
Total investment
 income . . . . . . .      1,947,997    19,392,319      535,341              --
Expenses:
 Mortality and expense
  risks . . . . . . .        772,251     1,083,905      124,010          62,004
                        ------------   -----------  -----------     -----------
Net investment income
 (loss) . . . . . . .      1,175,746    18,308,414      411,331         (62,004)
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .        122,209       254,697   (1,233,213)     (3,273,803)
 Realized gain
  distributions . . .             --            --        2,355              --
                        ------------   -----------  -----------     -----------
Realized gains
 (losses) . . . . . .        122,209       254,607   (1,230,858)     (3,273,803)
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .    (24,654,732)    2,474,513   (3,559,869)      1,819,951
                        ------------   -----------  -----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(23,356,777)  $21,037,534  $(4,379,396)    $(1,515,856)
                        ============   ===========  ===========     ===========



                               GLOBAL      MID CAP     LARGE CAP      MONEY
                              BALANCED     GROWTH        VALUE        MARKET
                             SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                             ----------  ------------  ----------  ------------
Investment income:
Income:
 Dividends . . . . . . . .   $  12,566   $        --   $ 190,984    $2,724,130
 Interest on policy loans.          --            --          --     1,043,435
                             ---------   -----------   ---------    ----------
Total investment income. .      12,566            --     190,984     3,767,565
Expenses:
 Mortality and expense
  risks. . . . . . . . . .       5,525        90,412      63,477       450,313
                             ---------   -----------   ---------    ----------
Net investment income
 (loss). . . . . . . . . .       7,041       (90,412)    127,507     3,317,252
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of
  portfolio shares . . . .    (109,568)   (7,541,959)    215,945            --
 Realized gain
  distributions. . . . . .          --            --     207,817            --
                             ---------   -----------   ---------    ----------
Realized gains (losses). .    (109,568)   (7,541,959)    423,762            --
Change in unrealized
 appreciation
 (depreciation) during the
 period. . . . . . . . . .      20,142      (447,654)   (350,171)           --
                             ---------   -----------   ---------    ----------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (82,385)  $(8,080,025)  $ 201,098    $3,317,252
                             =========   ===========   =========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                         SMALL/MID   REAL ESTATE     GROWTH &
                        CAP GROWTH      EQUITY        INCOME         MANAGED
                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        -----------  ------------  --------------  ------------
Investment income:
Income:
 Dividends. . . . . .   $       --   $  612,991    $   3,764,101   $  7,964,491
 Interest on policy
  loans . . . . . . .           --      173,091       14,623,249      6,348,980
                        ----------   ----------    -------------   ------------
Total investment
 income . . . . . . .           --      786,082       18,387,350     14,313,471
Expenses:
 Mortality and expense
  risks . . . . . . .       73,257       89,641        3,388,451      2,551,441
                        ----------   ----------    -------------   ------------
Net investment income
 (loss) . . . . . . .      (73,257)     696,441       14,998,899     11,762,030
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (981,468)     556,692        7,486,424      5,262,599
 Realized gain
  distributions . . .           --      474,775               --      1,933,616
                        ----------   ----------    -------------   ------------
Realized gains

 (losses) . . . . . .     (981,468)   1,031,467        7,486,424      7,196,215
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .    1,362,634     (743,344)    (148,114,482)   (26,272,548)
                        ----------   ----------    -------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  307,909   $  984,564    $(125,629,159)  $ (7,313,303)
                        ==========   ==========    =============   ============



                        SHORT-TERM   SMALL CAP   INTERNATIONAL      EQUITY
                           BOND        EQUITY    OPPORTUNITIES       INDEX
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  ----------  --------------  --------------
Investment income:
Income:
 Dividends. . . . . .    $115,661    $   2,608    $    36,326     $   322,638
 Interest on policy
  loans . . . . . . .          --           --             --              --
                         --------    ---------    -----------     -----------
Total investment
 income . . . . . . .     115,661        2,608         36,326         322,638
Expenses:
 Mortality and expense
  risks . . . . . . .       9,963       20,054         25,702         145,488
                         --------    ---------    -----------     -----------
Net investment income
 (loss) . . . . . . .     105,698      (17,446)        10,624         177,150
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      13,263     (965,308)    (1,827,992)        699,429
 Realized gain
  distributions . . .          --           --             --         949,581
                         --------    ---------    -----------     -----------
Realized gains
 (losses) . . . . . .      13,263     (965,308)    (1,827,992)      1,649,010
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .      23,040      833,167        631,002      (5,391,314)
                         --------    ---------    -----------     -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $142,001    $(149,587)   $(1,186,366)    $(3,565,154)
                         ========    =========    ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                               GLOBAL      EMERGING                 SMALL/MID
                                BOND        MARKETS    BOND INDEX    CAP CORE
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             -----------  -----------  ----------  ------------
Investment income:
Income:
 Dividends . . . . . . . .   $  91,109    $   3,632    $110,178     $  3,830
                             ---------    ---------    --------     --------
Total investment income. .      91,109        3,632     110,178        3,830
Expenses:
 Mortality and expense
  risks. . . . . . . . . .      11,401        6,658       7,046        2,553
                             ---------    ---------    --------     --------
Net investment income
 (loss). . . . . . . . . .      79,708       (3,026)    103,132        1,277
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of
  portfolio shares . . . .     (18,675)    (350,867)     29,627      (52,457)
 Realized gain
  distributions. . . . . .          --           --       5,332           --
                             ---------    ---------    --------     --------
Realized gains (losses). .     (18,675)    (350,867)     34,959      (52,457)
Change in unrealized
 appreciation
 (depreciation) during the
 period. . . . . . . . . .    (112,702)     250,077     (29,500)      88,695
                             ---------    ---------    --------     --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (51,669)   $(103,816)   $108,591     $ 37,515
                             =========    =========    ========     ========



                                                     BRANDES        FRONTIER
                         HIGH YIELD  TURNER CORE  INTERNATIONAL     CAPITAL
                            BOND       GROWTH        EQUITY       APPRECIATION
                         SUBACCOUNT  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                         ----------  -----------  -------------  --------------
Investment income:
Income:
 Dividends . . . . . .   $  78,123   $     313     $   8,474        $    --
                         ---------   ---------     ---------        -------
Total investment income     78,123         313         8,474             --
Expenses:
 Mortality and expense
  risks. . . . . . . .       3,321       1,894         3,484          4,417
                         ---------   ---------     ---------        -------
Net investment income
 (loss). . . . . . . .      74,802      (1,581)        4,990         (4,417)
Realized gains (losses)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares . .    (120,786)    (77,189)       79,134         18,292
 Realized gain
  distributions. . . .          --          --        25,191          6,709
                         ---------   ---------     ---------        -------
Realized gains (losses)   (120,786)    (77,189)      104,325         25,001
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . .      38,089     (22,334)     (189,182)        (8,462)
                         ---------   ---------     ---------        -------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .   $  (7,895)  $(101,104)    $ (79,867)       $12,122
                         =========   =========     =========        =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                CLIFTON LARGE CAP

                             ENHANCED    AGGRESSIVE  FUNDAMENTAL     AIM V.I.
                           U.S. EQUITY     GROWTH       GROWTH        VALUE
                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                           ------------  ----------  ------------  ------------
Investment income:
Income:
 Dividends . . . . . . .    $  2,353      $    --     $     --      $  1,133
                            --------      -------     --------      --------
Total investment income.       2,353           --           --         1,133
Expenses:
 Mortality and expense
  risks. . . . . . . . .         290           --           --            --
                            --------      -------     --------      --------
Net investment income. .       2,063           --           --         1,133
Realized gains (losses)
 on investments:
 Realized losses on sale
  of
  portfolio shares . . .      (1,090)      (8,961)     (49,628)      (18,474)
 Realized gain
  distributions. . . . .          --           --           --        17,192
                            --------      -------     --------      --------
Realized losses. . . . .      (1,090)      (8,961)     (49,628)       (1,282)
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . . .      (8,459)       2,871      (10,636)      (19,270)
                            --------      -------     --------      --------
Net decrease in net
 assets resulting from
 operations. . . . . . .    $ (7,486)     $(6,090)    $(60,264)     $(19,419)
                            ========      =======     ========      ========



                                       FIDELITY    JANUS ASPEN    JANUS ASPEN
                          FIDELITY      VIP II        GLOBAL       WORLDWIDE
                         VIP GROWTH   CONTRAFUND    TECHNOLOGY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         -----------  -----------  ------------  --------------
Investment income:
Income:
 Dividends. . . . . .     $     --     $   299      $    978       $    721
                          --------     -------      --------       --------
Total investment income         --         299           978            721
Expenses:
 Mortality and expense
  risks. . . . . . . .          --          --            --             --
                          --------     -------      --------       --------
Net investment income.          --         299           978            721
Realized gains (losses)
 on investments:
 Realized losses on
  sale of
  portfolio shares. .      (33,084)     (5,468)      (13,100)        (6,832)
 Realized gain
  distributions. . . .      10,290       1,195            --             --
                          --------     -------      --------       --------
Realized losses. . . .     (22,794)     (4,273)      (13,100)        (6,832)
Change in unrealized
 appreciation
 (depreciation) during
 the period. . . . . .      (2,000)     17,286       (26,650)       (24,118)
                          --------     -------      --------       --------
Net increase (decrease)
 in net assets
 resulting from
 operations. . . . . .    $(24,794)    $13,312      $(38,772)      $(30,229)
                          ========     =======      ========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                FOR THE YEAR OR PERIODS ENDED DECEMBER 31, 2001

                         MFS NEW

                        DISCOVERY     TEMPLETON    V.A. RELATIVE     V.A. FINANCIAL
                          SERIES    INTERNATIONAL      VALUE           INDUSTRIES
                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT*        SUBACCOUNT*
                        ----------  -------------  ---------------  ------------------
Investment income:
Income:
 Dividends. . . . . .   $  4,478     $    2,295    $          153    $           873
 Interest on policy
  loans . . . . . . .         --             --                --                 --
                        --------     ----------    --------------    ---------------
Total investment
 income . . . . . . .      4,478          2,295               153                873
Expenses:
 Mortality and expense

  risks . . . . . . .         --             --                --                 --
                        --------     ----------    --------------    ---------------
Net investment income      4,478          2,295               153                873
Realized gains
 (losses)
 on investments:
 Realized losses on
  sale of
  portfolio shares. .     (9,060)        (4,254)           (6,956)              (310)
 Realized gain
  distributions . . .        177         18,052            13,135              4,784
                        --------     ----------    --------------    ---------------
Realized gains
 (losses) . . . . . .     (8,883)        13,798             6,179              4,474
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .     18,620        (25,301)           22,699               (697)
                        --------     ----------    --------------    ---------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 14,215     $   (9,208)   $       29,031    $         4,650
                        ========     ==========    ==============    ===============

                        V.A. STRATEGIC   HEALTH SCIENCES   INTERNATIONAL     LARGE CAP
                            INCOME             FUND            EQUITY       VALUE CORE
                          SUBACCOUNT*      SUBACCOUNT*      SUBACCOUNT*     SUBACCOUNT*
                        ---------------  ----------------  --------------  -------------
Investment income:
Income:
 Dividends. . . . . .       $ 764             $  --            $  15          $  149
 Interest on policy
  loans . . . . . . .          --                --               --              --
                            -----             -----            -----          ------
Total investment
 income . . . . . . .         764                --               15             149
Expenses:
 Mortality and expense
  risks . . . . . . .          --                --               --              --
                            -----             -----            -----          ------
Net investment income         764                --               15             149
Realized gains
 (losses)
 on investments:
 Realized losses on
  sale of
  portfolio shares  .          (5)              (88)            (553)           (115)
 Realized gain
  distributions . . .          --                --               --              --
                            -----             -----            -----          ------
Realized losses . . .          (5)              (88)            (553)           (115)
Change in unrealized
 appreciation
 (depreciation) during
 the period . . . . .        (339)             (465)             786           2,071
                            -----             -----            -----          ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       $ 420             $(553)           $ 248          $2,105
                            =====             =====            =====          ======

---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.
                                       92

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                    FOR THE PERIODS ENDED DECEMBER 31, 2001


                         LARGE/MID    SMALL CAP    AIM V.I.     MFS INVESTORS
                         CAP VALUE      VALUE       GROWTH       GROWTH STOCK
                        SUBACCOUNT*  SUBACCOUNT*  SUBACCOUNT*    SUBACCOUNT*
                        -----------  -----------  -----------  ----------------
Investment income:
Income:
 Dividends. . . . . .   $    1,928   $    3,485   $     306     $           --
                        ----------   ----------   ---------     --------------
Total investment
 income . . . . . . .        1,928        3,485         306                 --
Expenses:
 Mortality and expense
  risks . . . . . . .        1,319           --          --                 --
                        ----------   ----------   ---------     --------------
Net investment income
 (loss) . . . . . . .          609        3,485         306                 --
Realized gains
 (losses) on
 investments:
 Realized gain
  (losses) on sale of
  portfolio shares. .        1,675      (10,861)       (465)            (3,728)
 Realized gain
  distributions . . .           --        6,328          --                 --
                        ----------   ----------   ---------     --------------
Realized gain (losses)       1,675       (4,533)       (465)            (3,728)
Change in unrealized
 appreciation during
 the period . . . . .       48,877       81,499       3,097              1,135
                        ----------   ----------   ---------     --------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $   51,161   $   80,451   $   2,938     $       (2,593)
                        ==========   ==========   =========     ==============



                                                                  MFS RESEARCH
                                                                     SERIES
                                                                   SUBACCOUNT*
                                                                 ---------------
Investment income:
Income:
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .       $   --
                                                                     ------
Total investment income  . . . . . . . . . . . . . . . . . . .           --
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . . . . .           --
                                                                     ------
Net investment income (loss) . . . . . . . . . . . . . . . . .           --
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares . . . . . . . . . .         (249)
 Realized gain distributions . . . . . . . . . . . . . . . . .           --
                                                                     ------
Realized loss. . . . . . . . . . . . . . . . . . . . . . . . .         (249)
Change in unrealized appreciation during the period. . . . . .        5,412
                                                                     ------
Net increase (decrease) in net assets resulting from operations      $5,163
                                                                     ======
---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,


                                           LARGE CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------
                                       2001          2000             1999
                                  -------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income. . . . .   $  1,175,746   $ 22,382,097    $ 24,389,814
 Realized gains . . . . . . . .        122,209      6,354,615       4,239,424
 Change in unrealized
  appreciation (depreciation)
  during
  the period. . . . . . . . . .    (24,654,732)   (58,311,265)      1,727,703
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .    (23,356,777)   (29,574,553)     30,356,941
Policy transactions:
 Net premiums from policyholders    24,842,494     54,787,090      37,307,814
 Transfers to policyholders for
  benefits and terminations . .    (29,017,968)   (45,234,118)    (25,817,420)
 Net change in policy loans . .      1,243,595      4,132,563              --
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . .     (2,931,879)    13,685,535      11,490,394
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .    (26,378,656)   (15,889,018)     41,847,335
Net assets at beginning of
 period . . . . . . . . . . . .    161,173,314    177,062,332     135,214,997
                                  ------------   ------------    ------------
Net assets at end of period . .   $134,794,658   $161,173,314    $177,062,332
                                  ============   ============    ============



                                             ACTIVE BOND SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income. . . . .   $ 18,308,414   $ 18,115,560    $ 20,233,648
 Realized gains . . . . . . . .        254,607        234,368         192,098
 Change in unrealized
  appreciation (depreciation)
  during
  the period. . . . . . . . . .      2,474,513      7,954,643     (20,304,536)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from operations. . .     21,037,534     26,304,571         121,210
Policy transactions:
 Net premiums from policyholders    31,042,450     24,388,007      26,114,799
 Transfers to policyholders for
  benefits and terminations . .    (34,543,198)   (50,304,465)    (35,577,616)
 Net change in policy loans . .     (2,632,764)     2,979,088              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . .     (6,132,512)   (22,937,370)     (9,462,817)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . .     14,905,022      3,367,201      (9,341,607)
Net assets at beginning of
 period . . . . . . . . . . . .    296,488,000    293,120,799     302,462,406
                                  ------------   ------------    ------------
Net assets at end of period . .   $311,393,022   $296,488,000    $293,120,799
                                  ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                       INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                    -------------------------------------------
                                        2001           2000           1999
                                    ------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income. . . . . .   $   411,331   $  1,256,536    $   950,123
 Realized gains (losses). . . . .    (1,230,858)       527,088        168,248
 Change in unrealized appreciation
  (depreciation) during the period   (3,559,869)    (7,357,143)     5,712,567
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (4,379,396)    (5,573,519)     6,830,938
Policy transactions:
 Net premiums from policyholders.     6,546,143     16,151,560      7,373,967
 Transfers to policyholders for
  benefits and terminations . . .    (6,786,942)   (17,604,169)    (6,834,914)
Net change in policy loans. . . .        80,805        268,427             --
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .      (159,994)    (1,184,182)       539,053
                                    -----------   ------------    -----------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .    (4,539,390)    (6,757,701)     7,369,991
Net assets at beginning of period    25,141,338     31,899,039     24,529,048
                                    -----------   ------------    -----------
Net assets at end of period . . .   $20,601,948   $ 25,141,338    $31,899,039
                                    ===========   ============    ===========



                                           SMALL CAP GROWTH SUBACCOUNT
                                    -------------------------------------------
                                       2001           2000            1999
                                    ------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income (loss) . .   $   (62,004)  $  1,050,290    $ 1,234,844
 Realized gains (losses)  . . . .    (3,273,803)     2,288,594        491,241
 Change in unrealized appreciation
  (depreciation) during the period    1,819,951     (6,989,013)     2,317,857
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (1,515,856)     3,650,129      4,043,942
Policy transactions:
 Net premiums from policyholders.    11,047,516     16,581,395      4,316,218
 Transfers to policyholders for
  benefits and terminations . . .    (8,179,056)   (12,139,157)    (2,206,402)
 Net change in policy loans . . .            --             --             --
                                    -----------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . . .     2,868,460      4,422,238      2,109,816
                                    -----------   ------------    -----------
Total increase in net assets. . .     1,352,604        792,109      6,153,758
Net assets at beginning of period    11,617,687     10,825,578      4,671,820
                                    -----------   ------------    -----------
Net assets at end of period . . .   $12,970,291   $ 11,617,687    $10,825,578
                                    ===========   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                            GLOBAL BALANCED SUBACCOUNT
                                    -------------------------------------------
                                        2001          2000            1999
                                    ------------  ------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income. . . . . .   $     7,041   $    40,892    $     92,816
 Realized gains (losses)  . . . .      (109,568)      (15,033)          4,711
 Change in unrealized appreciation
  (depreciation) during the period       20,142      (129,800)        (38,997)
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting from operations       (82,385)      103,941          58,530
Policy transactions:
 Net premiums from policyholders.       650,807       308,810         377,958
 Transfers to policyholders for
  benefits and terminations . . .      (553,161)     (397,631)       (131,331)
 Net change in policy loans . . .            --            --              --
                                    -----------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .        97,646       (88,821)        246,627
                                    -----------   -----------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . .        15,261      (192,762)        305,157
Net assets at beginning of period       984,470     1,177,232         872,075
                                    -----------   -----------    ------------
Net assets at end of period . . .   $   999,731   $   984,470    $  1,177,232
                                    ===========   ===========    ============



                                            MID CAP GROWTH SUBACCOUNT
                                   --------------------------------------------
                                        2001           2000           1999
                                   -------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). .   $    (90,412)  $  3,012,855    $ 2,058,661
 Realized gains (losses) . . . .     (7,541,959)     3,196,857        773,222
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (447,654)   (17,335,527)     6,801,000
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (8,080,025)   (11,125,815)     9,632,883
Policy transactions:
 Net premiums from policyholders     19,009,136     24,005,539      8,941,124
 Transfers to policyholders for
  benefits and terminations. . .    (12,498,215)   (14,258,423)    (2,937,257)
 Net change in policy loans. . .             --             --             --
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .      6,510,921      9,747,116      6,003,867
                                   ------------   ------------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .     (1,569,104)    (1,378,699)    15,636,750
Net assets at beginning of period    19,473,556     20,852,255      5,215,505
                                   ------------   ------------    -----------
Net assets at end of period. . .   $ 17,904,452   $ 19,473,556    $20,852,255
                                   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                           LARGE CAP VALUE SUBACCOUNT
                                 ----------------------------------------------
                                      2001            2000            1999
                                 --------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income . . . .   $     127,507   $    503,295    $    593,922
 Realized gains. . . . . . . .         423,762        126,864         165,556
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . .        (350,171)       660,671        (569,216)
                                 -------------   ------------    ------------
Net increase in net assets
 resulting from operations . .         201,098      1,290,830         190,262
Policy transactions:
 Net premiums from

  policyholders. . . . . . . .      19,479,666      8,255,210       3,166,658
 Transfers to policyholders for
  benefits and terminations. .     (13,063,494)    (9,001,071)     (1,903,017)
 Net change in policy loans. .              --             --              --
                                 -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .       6,416,172       (745,861)      1,263,641
                                 -------------   ------------    ------------
Total increase (decrease) in
 net assets. . . . . . . . . .       6,617,270        544,968       1,453,903
Net assets at beginning of
 period. . . . . . . . . . . .      10,098,262      9,553,293       8,099,390
                                 -------------   ------------    ------------
Net assets at end of period. .   $  16,715,532   $ 10,098,262    $  9,553,293
                                 =============   ============    ============



                                           MONEY MARKET SUBACCOUNT
                                 ----------------------------------------------
                                      2001            2000            1999
                                 --------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income . . . .   $   3,317,252   $  4,354,966    $  3,517,874
 Realized gains (losses) . . .              --             --              --
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . .              --             --              --
                                 -------------   ------------    ------------
Net increase in net assets
 resulting from operations . .       3,317,252      4,354,966       3,517,874
Policy transactions:
 Net premiums from

  policyholders. . . . . . . .     172,249,381     88,021,053      33,694,123
 Transfers to policyholders for
  benefits and terminations. .    (159,566,884)   (88,733,326)    (30,672,090)
 Net change in policy loans. .        (724,780)       110,539              --
                                 -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .      11,957,717       (601,734)      3,022,033
                                 -------------   ------------    ------------
Total increase in net assets .      15,274,969      3,753,232       6,539,907
Net assets at beginning of
 period. . . . . . . . . . . .      80,391,873     76,638,641      70,098,734
                                 -------------   ------------    ------------
Net assets at end of period. .   $  95,666,842   $ 80,391,873    $ 76,638,641
                                 =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                          SMALL/MID CAP GROWTH SUBACCOUNT
                                     ------------------------------------------
                                         2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). . .   $   (73,257)  $ 1,256,776    $ 1,833,840
 Realized losses . . . . . . . . .      (981,468)     (293,946)       (13,020)
 Change in unrealized appreciation
  (depreciation) during the period     1,362,634        32,687     (1,274,161)
                                     -----------   -----------    -----------
Net increase in net assets
 resulting from operations . . . .       307,909       995,517        546,659
Policy transactions:
 Net premiums from policyholders .     7,279,254     4,357,085      3,493,643
 Transfers to policyholders for
  benefits and terminations. . . .    (6,151,260)   (4,910,148)    (3,105,108)
 Net change in policy loans. . . .            --            --             --
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     1,127,994      (553,063)       388,535
                                     -----------   -----------    -----------
Total increase in net assets . . .     1,435,903       442,454        935,194
Net assets at beginning of period.    12,852,027    12,409,573     11,474,379
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $14,287,930   $12,852,027    $12,409,573
                                     ===========   ===========    ===========



                                         REAL ESTATE EQUITY SUBACCOUNT
                                   --------------------------------------------
                                       2001           2000            1999
                                   -------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . .   $    696,441   $  1,313,350    $   823,618
 Realized gains (losses) . . . .      1,031,467       (982,035)       123,591
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (743,344)     3,101,113     (1,106,755)
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from operations . . .        984,564      3,432,428       (159,546)
Policy transactions:
 Net premiums from policyholders     16,758,790      9,280,044      2,304,591
 Transfers to policyholders for
  benefits and terminations. . .    (14,240,037)   (11,124,908)    (3,311,591)
 Net change in policy loans. . .       (106,683)       492,770             --
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .      2,412,070     (1,352,094)    (1,007,000)
                                   ------------   ------------    -----------
Total increase in net assets . .      3,396,634      2,080,334     (1,166,546)
Net assets at beginning of period    15,458,806     13,378,472     14,545,018
                                   ------------   ------------    -----------
Net assets at end of period. . .   $ 18,855,440   $ 15,458,806    $13,378,472
                                   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                       GROWTH & INCOME SUBACCOUNT
                            ---------------------------------------------------
                                 2001             2000              1999
                            ---------------  ---------------  -----------------
Increase (decrease) in net assets from operations:

 Net investment income. .   $   14,998,899   $  176,578,584    $  131,096,419
 Realized gains . . . . .        7,486,424       29,822,980        22,802,197
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . . .     (148,114,482)    (334,928,257)        7,687,109
                            --------------   --------------    --------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     (125,629,159)    (128,526,693)      161,585,725
Policy transactions:
 Net premiums from

  policyholders . . . . .       68,546,265       88,999,014       101,973,160
 Transfers to
  policyholders for
  benefits and
  terminations. . . . . .     (117,945,952)    (150,673,591)     (133,701,210)
 Net change in policy
  loans . . . . . . . . .        5,352,327        8,156,702                --
                            --------------   --------------    --------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . .      (44,047,340)     (53,517,875)      (31,728,050)
                            --------------   --------------    --------------
Total increase (decrease)
 in net assets. . . . . .     (169,676,499)    (182,044,568)      129,857,675
Net assets at beginning of
 period . . . . . . . . .    1,096,694,986    1,278,739,554     1,148,881,879
                            --------------   --------------    --------------
Net assets at end of
 period . . . . . . . . .   $  927,018,487   $1,096,694,986    $1,278,739,554
                            ==============   ==============    ==============



                                               MANAGED SUBACCOUNT
                                  ---------------------------------------------
                                      2001           2000            1999
                                  -------------  -------------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income. . . .     $ 11,762,030   $406,433,578    $ 42,532,921
 Realized gains. . . . . . . .       7,196,215      6,751,143       5,060,826
 Change in unrealized
  depreciation during
  the period. . . . . . . . .      (26,271,548)   (50,083,997)     (9,288,287)
                                  ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .      (7,313,303)     3,100,724      38,305,460
Policy transactions:
 Net premiums from policyholders    50,611,942     40,693,833      44,546,082
 Transfers to policyholders for
  benefits and terminations. .     (59,147,863)   (65,528,220)    (55,332,758)
 Net change in policy loans. .      (6,889,706)     3,281,229              --
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions. . . . . . . . .     (15,425,627)   (21,553,158)    (10,786,676)
                                  ------------   ------------    ------------
Total increase (decrease) in net
 assets. . . . . . . . . . . .     (22,738,930)   (18,452,434)     27,518,784
Net assets at beginning of
 period. . . . . . . . . . . .    481,620,316    500,072,750    472,553,966
                                  ------------   ------------    ------------
Net assets at end of period. .    $458,881,386   $481,620,316    $500,072,750
                                  ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                              SHORT-TERM BOND SUBACCOUNT
                                        ---------------------------------------
                                           2001         2000          1999
                                        -----------  -----------  -------------
Increase (decrease) in net assets from operations:

 Net investment income. . . . . . . .   $  105,698   $   61,416    $   48,624
 Realized gains (losses). . . . . . .       13,263      (16,575)       (3,107)
 Change in unrealized appreciation
  (depreciation) during
   the period . . . . . . . . . . . .       23,040       35,100       (23,648)
                                        ----------   ----------    ----------
Net increase in net assets resulting
 from operations. . . . . . . . . . .      142,001       79,941        21,869
Policy transactions:
 Net premiums from policyholders. . .    2,763,151      803,554       690,849
 Transfers to policyholders for
  benefits and terminations . . . . .   (1,264,860)  (503,216)    (178,124)
                                        ----------   ----------    ----------
Net increase in net assets resulting
 from policy transactions . . . . . .    1,498,291      300,338       512,725
                                        ----------   ----------    ----------
Total increase in net assets. . . . .    1,640,292      380,279       534,594
Net assets at beginning of period . .   1,509,762    1,129,483    594,889
                                        ----------   ----------    ----------
Net assets at end of period . . . . .   $3,150,054   $1,509,762    $1,129,483
                                        ==========   ==========    ==========



                                            SMALL CAP EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2001          2000           1999
                                     ------------  ------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). . .   $   (17,446)  $   247,666    $    72,629
 Realized losses. . . . . . . . .       (965,308)     (493,450)   $  (217,582)
 Change in unrealized appreciation
  (depreciation) during
   the period. . . . . . . . . . .       833,167      (206,562)       (40,472)
                                     -----------   -----------    -----------
Net decrease in net assets
 resulting from operations. . . .       (149,587)     (452,346)      (185,425)
Policy transactions:
 Net premiums from policyholders.      6,336,087     3,192,940      1,446,109
 Transfers to policyholders for
  benefits and terminations. . . .    (5,249,414)   (3,573,614)    (1,547,128)
                                     -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .     1,086,673      (380,674)      (101,019)
                                     -----------   -----------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .       937,086      (833,020)      (286,444)
Net assets at beginning of period.   3,278,396     4,111,416     4,397,860
                                     -----------   -----------    -----------
Net assets at end of period. . . .   $ 4,215,482   $ 3,278,396    $ 4,111,416
                                     ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                      INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                   --------------------------------------------
                                       2001           2000            1999
                                   -------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . .   $     10,624   $    270,954    $   330,389
 Realized gains (losses) . . . .     (1,827,992)       116,886        123,861
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .        631,002     (1,564,313)       839,140
                                   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations    (1,186,366)    (1,176,473)     1,293,390
Policy transactions:
 Net premiums from policyholders     22,978,410     12,173,743      1,632,955
 Transfers to policyholders for
  benefits and terminations. . .    (21,913,599)   (11,382,965)    (1,315,539)
                                   ------------   ------------    -----------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .      1,064,811        790,778        317,416
                                   ------------   ------------    -----------
Total increase (decrease) in net
 assets. . . . . . . . . . . . .       (121,555)      (385,695)     1,610,806
Net assets at beginning of period     4,924,891      5,310,586      3,699,780
                                   ------------   ------------    -----------
Net assets at end of period. . .   $  4,803,336   $  4,924,891    $ 5,310,586
                                   ============   ============    ===========



                                              EQUITY INDEX SUBACCOUNT
                                      -----------------------------------------
                                          2001          2000           1999
                                      ------------  ------------  -------------
Increase (decrease) in net assets from operations:

 Net investment income. . . . . . .   $   177,150   $ 1,188,703    $   817,715
 Realized gains. . . . . . . . . .      1,649,010       946,085        471,802
 Change in unrealized appreciation
  (depreciation) during the period.    (5,391,314)   (4,757,606)     2,019,913
                                      -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations.     (3,565,154)   (2,622,818)     3,309,430
Policy transactions:
 Net premiums from policyholders. .    14,355,554    12,189,141      7,762,529
 Transfers to policyholders for
  benefits and terminations. . . .    (7,121,900)   (5,133,282)   (2,563,485)
                                      -----------   -----------    -----------
Net increase in net assets resulting
 from policy transactions. . . . .      7,233,654     7,055,859      5,199,044
                                      -----------   -----------    -----------
Total increase in net assets. . . .     3,668,500     4,433,041      8,508,474
Net assets at beginning of period.    26,550,665    22,117,624    13,609,150
                                      -----------   -----------    -----------
Net assets at end of period. . . .    $30,219,165   $26,550,665    $22,117,624
                                      ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                             GLOBAL BOND SUBACCOUNT
                                 ----------------------------------------------
                                        2001            2000          1999
                                 ------------------  -----------  -------------
Increase (decrease) in net assets from operations:

 Net investment income . . . .   $          79,708   $   99,027    $   81,580
 Realized losses . . . . . . .             (18,675)     (44,965)       (1,996)
 Change in unrealized
  appreciation (depreciation)
  during
   the period. . . . . . . . .            (112,702)     134,921      (126,001)
                                 -----------------   ----------    ----------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .             (51,669)     188,983       (46,417)
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .             920,184      783,050     1,115,699
 Transfers to policyholders for
  benefits and terminations. .            (751,186)    (925,366)     (292,075)
                                 -----------------   ----------    ----------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . .             168,998     (142,316)      823,624
                                 -----------------   ----------    ----------
Total increase in net assets .             117,329       46,667       777,207
Net assets at beginning of
 period. . . . . . . . . . . .           1,929,342    1,882,675     1,105,468
                                 -----------------   ----------    ----------
Net assets at end of period. .   $       2,046,671   $1,929,342    $1,882,675
                                 =================   ==========    ==========



                                             EMERGING MARKETS SUBACCOUNT
                                       ----------------------------------------
                                          2001          2000          1999
                                       ------------  ------------  ------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). . . .   $    (3,026)  $    86,868    $  12,790
 Realized gains (losses). . . . . .       (350,867)     (444,667)       5,339
 Change in unrealized appreciation
  (depreciation) during
   the period. . . . . . . . . . . .       250,077      (303,818)      86,570
                                       -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . .       (103,816)     (661,617)     104,699
Policy transactions:
 Net premiums from policyholders. .     10,415,800     9,958,808      433,406
 Transfers to policyholders for
  benefits and terminations. . . . .    (9,957,990)   (8,600,117)    (144,400)
                                       -----------   -----------    ---------
Net increase in net assets resulting
 from policy transactions. . . . . .       457,810     1,358,691      289,006
                                       -----------   -----------    ---------
Total increase in net assets. . . .        353,994       697,074      393,705
Net assets at beginning of period. .     1,092,808       395,734        2,029
                                       -----------   -----------    ---------
Net assets at end of period. . . . .   $ 1,446,802   $ 1,092,808    $ 395,734
                                       ===========   ===========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                                 BOND INDEX SUBACCOUNT
                                         --------------------------------------
                                             2001         2000         1999
                                         ------------  -----------  -----------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . . .   $   103,132   $   49,103    $ 15,852
 Realized gains (losses) . . . . . . .        34,959       (7,112)     (1,422)
 Change in unrealized appreciation
  (depreciation) during the period . .       (29,500)      49,798     (22,820)
                                         -----------   ----------    --------
Net increase in net assets resulting
 from operations . . . . . . . . . . .       108,591       91,789      (8,390)
Policy transactions:
 Net premiums from policyholders . . .     3,466,695      728,511     412,326
 Transfers to policyholders for
  benefits and terminations. . . . . .    (1,277,127)    (144,843)    (26,307)
                                         -----------   ----------    --------
Net increase in net assets resulting
 from policy transactions. . . . . . .     2,189,568      583,668     386,019
                                         -----------   ----------    --------
Total increase in net assets . . . . .     2,298,159      675,457     377,629
Net assets at beginning of period. . .     1,063,220      387,763      10,134
                                         -----------   ----------    --------
Net assets at end of period. . . . . .   $ 3,361,379   $1,063,220    $387,763
                                         ===========   ==========    ========



                                              SMALL/MID CAP CORE SUBACCOUNT
                                            -----------------------------------
                                               2001         2000       1999
                                            -----------  ----------  ----------
Increase (decrease) in net assets from operations:

 Net investment income. . . . . . . .       $    1,277   $  15,937    $ 6,632
 Realized gains (losses). . . . . . .          (52,457)     10,460        252
 Change in unrealized appreciation
  (depreciation) during the period. .           88,695     (24,998)     3,005
                                            ----------   ---------    -------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . .          37,515       1,399      9,889
Policy transactions:
 Net premiums from policyholders. . .        1,801,658     740,752     97,385
 Transfers to policyholders for benefits
  and terminations. . . . . . . . . .         (995,100)   (399,593)    (7,901)
                                            ----------   ---------    -------
Net increase in net assets resulting from
 policy transactions. . . . . . . . .          806,558     341,159     89,484
                                            ----------   ---------    -------
Total increase in net assets. . . . .          844,073     342,558     99,373
Net assets at beginning of period. . .         442,039      99,481        108
                                            ----------   ---------    -------
Net assets at end of period. . . . . .      $1,286,112   $ 442,039    $99,481
                                            ==========   =========    =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                          HIGH YIELD BOND SUBACCOUNT
                                -----------------------------------------------
                                    2001           2000             1999
                                -------------  ------------  ------------------
Increase (decrease) in net assets from operations:

 Net investment income. . . .   $     74,802   $    22,487    $         2,542
 Realized losses. . . . . . .       (120,786)      (12,103)              (186)
 Change in unrealized
  appreciation (depreciation)
  during

   the period . . . . . . . .         38,089       (40,003)              (511)
                                ------------   -----------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .         (7,895)      (29,619)             1,845
Policy transactions:
 Net premiums from

  policyholders . . . . . . .     11,597,628     1,673,666             98,955
 Transfers to policyholders
  for benefits and
  terminations. . . . . . . .    (10,508,627)   (1,436,309)           (13,078)
                                ------------   -----------    ---------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . .      1,089,001       237,357             85,877
                                ------------   -----------    ---------------
Total increase in net assets.      1,081,106       207,738             87,222
Net assets at beginning of
 period . . . . . . . . . . .        298,339        90,601              2,879
                                ------------   -----------    ---------------
Net assets at end of period .   $  1,379,445   $   298,339    $        90,601
                                ============   ===========    ===============



                                              TURNER CORE GROWTH SUBACCOUNT
                                           ------------------------------------
                                              2001        2000         1999
                                           ----------  ----------  ------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). . . .       $  (1,581)  $  52,855    $  35,936
 Realized gains (losses). . . . . . .        (77,189)    102,027       44,245
 Change in unrealized appreciation
  (depreciation) during
  the period. . . . . . . . . . . . .        (22,334)   (208,949)      37,727
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .       (101,104)    (54,067)     117,908
Policy transactions:
 Net premiums from policyholders. . .        112,537     289,705      240,351
 Transfers to policyholders for benefits
  and terminations. . . . . . . . . .       (142,240)   (381,882)    (136,661)
                                           ---------   ---------    ---------
Net increase (decrease) in net assets
 resulting from policy transactions.         (29,703)    (92,177)     103,690
                                           ---------   ---------    ---------
Total increase (decrease) in net assets     (130,807)   (146,244)     221,598
Net assets at beginning of period. .         389,948     536,192      314,594
                                           ---------   ---------    ---------
Net assets at end of period. . . . .       $ 259,141   $ 389,948    $ 536,192
                                           =========   =========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        FOR THE YEARS ENDED DECEMBER 31,


                                      BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                     ------------------------------------------
                                         2001           2000            1999
                                     -----------    ------------    -----------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . .    $   4,990     $    56,631      $ 16,549
 Realized gains. . . . . . . . . .      104,325          20,196         7,704
 Change in unrealized appreciation
  (depreciation) during the period     (189,182)        (44,043)      119,400
                                      ---------     -----------      --------
Net increase (decrease) in net
 assets resulting from operations.      (79,867)         32,784       143,653
Policy transactions:
 Net premiums from policyholders .      285,008         221,042       239,618
 Transfers to policyholders for
  benefits and terminations. . . .     (303,906)        (86,260)      (29,520)
                                      ---------     -----------      --------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . . .      (18,898)        134,782       210,098
                                      ---------     -----------      --------
Total increase (decrease) in net
 assets. . . . . . . . . . . . . .      (98,765)        167,566       353,751
Net assets at beginning of period.      755,694         588,128       234,377
                                      ---------     -----------      --------
Net assets at end of period. . . .    $ 656,929     $   755,694      $588,128
                                      =========     ===========      ========



                                     FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                   --------------------------------------------
                                       2001           2000            1999
                                   -------------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). .    $  (4,417)     $ 217,366       $ 17,768
 Realized gains. . . . . . . . .       25,001        142,388         22,678
 Change in unrealized
  appreciation (depreciation)
  during the period. . . . . . .       (8,462)      (339,964)       164,599
                                    ---------      ---------       --------
Net increase in net assets
 resulting from operations. . .        12,122         19,790        205,045
Policy transactions:
 Net premiums from policyholders      309,675        543,347        255,268
 Transfers to policyholders for
  benefits and terminations. . .     (282,058)      (399,772)       (89,136)
                                    ---------      ---------       --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . . .       27,617        143,575        166,132
                                    ---------      ---------       --------
Total increase in net assets. .        39,739        163,365        371,177
Net assets at beginning of period     892,039        728,674        357,497
                                    ---------      ---------       --------
Net assets at end of period. . .    $ 931,778      $ 892,039       $728,674
                                    =========      =========       ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                  CLIFTON ENHANCED             LARGE CAP
                                    U.S. EQUITY            AGGRESSIVE GROWTH
                                     SUBACCOUNT               SUBACCOUNT
                            ----------------------------  -------------------
                              2001      2000     1999*      2001       2000**
                            --------  --------  --------  ---------  --------
Increase (decrease) in net assets from operations:

 Net investment income. .   $ 2,063   $ 2,164   $ 1,113   $     --    $   104
 Realized gains (losses).    (1,090)     (203)       91     (8,961)      (105)
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . . .    (8,459)   (3,480)     (879)     2,871         18
                            -------   -------   -------   --------    -------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .    (7,486)   (1,519)      325     (6,090)        17
Policy transactions:
 Net premiums from

  policyholders . . . . .    45,917     4,529    13,814    222,805      8,939
 Transfers to
  policyholders for
  benefits and
  terminations. . . . . .    (1,982)   (1,388)       --    (53,251)    (2,747)
                            -------   -------   -------   --------    -------
Net increase in net assets
 resulting from policy
 transactions . . . . . .    43,935     3,141    13,814    169,554      6,192
                            -------   -------   -------   --------    -------
Total increase in net
 assets . . . . . . . . .    36,449     1,622    14,139    163,554      6,209
Net assets at beginning of
 period . . . . . . . . .    15,761    14,139        --      6,209         --
                            -------   -------   -------   --------    -------
Net assets at end of
 period . . . . . . . . .   $52,210   $15,761   $14,139   $169,673    $ 6,209
                            =======   =======   =======   ========    =======



                                      FUNDAMENTAL          AIM V.I. VALUE
                                   GROWTH SUBACCOUNT         SUBACCOUNT
                                 ---------------------  ---------------------
                                    2001      2000**       2001        2000**
                                 ----------  ---------  -----------  --------
Increase (decrease) in net assets from operations:

 Net investment income . . . .   $      --   $  9,207   $    1,133    $   550
 Realized losses . . . . . . .     (49,628)       (20)      (1,282)        (7)
 Change in unrealized
  depreciation during the
  period . . . . . . . . . . .     (10,636)    (8,739)     (19,270)      (709)
                                 ---------   --------   ----------    -------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     (60,264)       448      (19,419)      (166)
Policy transactions:
 Net premiums from

  policyholders. . . . . . . .     437,823    112,464    1,379,214     23,911
 Transfers to policyholders for
  benefits and terminations. .    (169,475)   (18,902)    (330,488)      (759)
                                 ---------   --------   ----------    -------
Net increase in net assets
 resulting from
  policy transactions. . . . .     268,348     93,562    1,048,726     23,152
                                 ---------   --------   ----------    -------
Total increase in net assets .     208,084     94,010    1,029,307     24,504
Net assets at beginning of
 period. . . . . . . . . . . .      94,010         --       24,504         --
                                 ---------   --------   ----------    -------
Net assets at end of period. .   $ 302,094   $ 94,010   $1,953,811    $24,504
                                 =========   ========   ==========    =======
---------
 * From March 9, 1999 (commencement of operations). ** From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                    FIDELITY VIP           FIDELITY VIP II
                                  GROWTH SUBACCOUNT     CONTRAFUND SUBACCOUNT
                                ---------------------  ------------------------
                                   2001        2000*       2001         2000*
                                -----------  --------  ------------  ----------
Increase (decrease) in net assets from operations:

 Net investment income. . . .   $       --   $    --   $       299    $    --
 Realized losses. . . . . . .      (22,794)      (20)       (4,273)       (10)
 Change in unrealized
  appreciation (depreciation)
  during the period . . . . .       (2,000)   (1,647)       17,286         60
                                ----------   -------   -----------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .      (24,794)   (1,667)       13,312         50
Policy transactions:
 Net premiums from

  policyholders . . . . . . .    1,957,940    52,642     2,325,411     23,470
 Transfers to policyholders
  for benefits
   and terminations . . . . .     (534,703)     (290)   (1,370,372)      (275)
                                ----------   -------   -----------    -------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . .    1,423,237    52,352       955,039     23,195
                                ----------   -------   -----------    -------
Total increase in net assets.    1,398,443    50,685       968,351     23,245
Net assets at beginning of
 period . . . . . . . . . . .       50,685        --        23,245         --
                                ----------   -------   -----------    -------
Net assets at end of period .   $1,449,128   $50,685   $   991,596    $23,245
                                ==========   =======   ===========    =======



                            JANUS ASPEN GLOBAL          JANUS ASPEN WORLDWIDE
                           TECHNOLOGY SUBACCOUNT          GROWTH SUBACCOUNT
                        ---------------------------   -------------------------
                            2001           2000*         2001           2000*
                        --------------  -----------   ------------  -----------
Increase (decrease) in net assets from operations:

 Net investment income  $        978    $     161     $       721   $       11
 Realized losses. . .        (13,100)        (328)         (6,832)        (303)
 Change in unrealized
  appreciation
  (depreciation)

  during the period.         (26,650)      (2,171)        (24,118)      (1,596)
                        ------------    ---------     -----------   ----------
Net decrease in net
 assets resulting from
 operations. . . . .         (38,772)      (2,338)        (30,229)      (1,888)
Policy transactions:
 Net premiums from

  policyholders. . .         432,272       33,453         637,006       42,474
 Transfers to
  policyholders for
  benefits

  and terminations. .       (131,462)      (3,332)       (167,525)      (2,773)
                        ------------    ---------     -----------   ----------
Net increase in net
 assets resulting from
 policy transactions.        300,810       30,121         469,481       39,701
                        ------------    ---------     -----------   ----------
Total increase in net
 assets. . . . . . .         262,038       27,783         439,252       37,813
Net assets at
 beginning of period.         27,783           --          37,813           --
                        ------------    ---------     -----------   ----------
Net assets at end of
 period. . . . . . .    $    289,821    $  27,783     $   477,065   $   37,813
                        ============    =========     ===========   ==========
---------
* From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                          MFS NEW DISCOVERY SERIES    TEMPLETON INTERNATIONAL
                                 SUBACCOUNT                 SUBACCOUNT
                          -------------------------  --------------------------
                              2001         2000*         2001         2000*
                          -------------  ----------  ------------  ------------
Increase (decrease) in net assets from operations:

 Net investment income

  (loss). . . . . . . .    $    4,478     $     1     $  2,295       $   (1)
 Realized gains (losses)       (8,883)       (365)      13,798           --
 Change in unrealized
  appreciation
  (depreciation) during
  the period. . . . . .        18,620         (51)     (25,301)         298
                           ----------     -------     --------       ------
Net increase (decrease)
 in net assets resulting
 from operations. . . .        14,215        (415)      (9,208)         297
Policy transactions:
 Net premiums from

  policyholders . . . .     1,106,171       9,575      116,414        7,795
 Transfers to
  policyholders for
  benefits and
  terminations. . . . .      (669,227)     (4,105)     (24,947)        (110)
                           ----------     -------     --------       ------
Net increase in net
 assets resulting from
 policy transactions. .       436,944       5,470       91,467        7,685
                           ----------     -------     --------       ------
Total increase in net
 assets . . . . . . . .       451,159       5,055       82,259        7,982
Net assets at beginning
 of period. . . . . . .         5,055          --        7,982           --
                           ----------     -------     --------       ------
Net assets at end of
 period . . . . . . . .    $  456,214     $ 5,055     $ 90,241       $7,982
                           ==========     =======     ========       ======
---------
 * From September 7, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       FOR THE PERIODS ENDED DECEMBER 31,

                           V.A.        V.A.        V.A.       HEALTH
                         RELATIVE   FINANCIAL   STRATEGIC    SCIENCES    INTERNATIONAL
                          VALUE     INDUSTRIES    INCOME       FUND         EQUITY
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------  ---------------
                          2001*       2001*       2001*       2001*          2001*
                        ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income  $    153    $    873     $   764    $     --       $     15
 Realized gains
  (losses). . . . . .      6,179       4,474          (5)        (88)          (553)
 Change in unrealized
  appreciation
  (depreciation)

  during the period .     22,699        (697)       (339)       (465)           786
                        --------    --------     -------    --------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     29,031       4,650         420        (553)           248
Policy transactions:
Net premiums from
 policyholders. . . .    312,005     182,998      37,148     275,806         41,902
 Transfers to
  policyholders for
  benefits and
  terminations. . . .    (96,377)    (14,329)     (4,900)    (62,674)       (13,327)
                        --------    --------     -------    --------       --------
Net increase in net
 assets resulting from
 policy transactions.    215,628     168,669      32,248     213,132         28,575
                        --------    --------     -------    --------       --------
Total increase in net
 assets . . . . . . .    244,659     173,319      32,668     212,579         28,823
Net assets at
 beginning of period.         --          --          --          --             --
                        --------    --------     -------    --------       --------
Net assets at end of
 period . . . . . . .   $244,659    $173,319     $32,668    $212,579       $ 28,823
                        ========    ========     =======    ========       ========

---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                       FOR THE PERIODS ENDED DECEMBER 31,


                                       LARGE CAP   LARGE/MID CAP    SMALL CAP
                                       VALUE CORE      VALUE          VALUE
                                       SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                       ----------  -------------  -------------
                                         2001*         2001*          2001*
                                       ----------  -------------  -------------
Increase (decrease) in net assets from operations:

 Net investment income . . . . . . .   $    149     $      609     $    3,485
 Realized gains (losses) . . . . . .       (115)         1,675         (4,533)
 Change in unrealized appreciation
  during the period. . . . . . . . .      2,071         48,877         81,499
                                       --------     ----------     ----------
Net increase in net assets resulting
 from operations . . . . . . . . . .      2,105         51,161         80,451
Policy transactions:
 Net premiums from policyholders . .    183,982      4,636,089      1,723,123
 Transfers to policyholders for
  benefits and terminations. . . . .     (6,841)     2,881,118       (560,353)
                                       --------     ----------     ----------
Net increase in net assets resulting
 from policy
  transactions . . . . . . . . . . .    177,141      7,517,207      1,162,770
                                       --------     ----------     ----------
Total increase in net assets . . . .    179,246      7,568,368      1,243,221
Net assets at beginning of period. .         --             --             --
                                       --------     ----------     ----------
Net assets at end of period. . . . .   $179,246     $7,568,368     $1,243,221
                                       ========     ==========     ==========



                                       AIM V.I.   MFS INVESTORS   MFS RESEARCH
                                        GROWTH    GROWTH STOCK       SERIES
                                      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                      ----------  -------------  --------------
                                        2001*         2001*           2001*
                                      ----------  -------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income (loss). .      $    306      $     --        $    --
 Realized losses. . . . . . . .           (465)       (3,728)          (249)
 Change in unrealized appreciation
  during the period. . . . . . .         3,097         1,135          5,412
                                      --------      --------        -------
Net increase (decrease) in net
 assets resulting from operations        2,938        (2,593)         5,163
Policy transactions:
 Net premiums from policyholders       129,548       100,391         84,525
 Transfers to policyholders for
  benefits

  and termination. . . . . . . .        (4,456)      (55,051)        (4,421)
                                      --------      --------        -------
Net increase in net assets resulting
 from

 policy transactions. . . . . .        125,092        45,340         80,104
                                      --------      --------        -------
Total increase in net assets. .        128,030        42,747         85,267
Net assets at beginning of period           --            --             --
                                      --------      --------        -------
Net assets at end of period. . .      $128,030      $ 42,747        $85,267
                                      ========      ========        =======
---------
* From commencement of operations (refer to footnote b in notes to financial statements 6).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

1. ORGANIZATION

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policy issued by JHVLICO. Currently, the Account funds the VLI Class #1, VLI Class #2, VLI MVL Medallion Class #4, MVL2 Medallion Class #5, VLI-U MVL EDGE Class #6 and VLI-U ELVIS Class #7. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS Discovery Series, Templeton International, V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, International Equity, Large Cap Value Core, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth Stock and MFS Research Series Portfolios. Each portfolio has a different investment objective. The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account. JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:

                                         SHARES
SUBACCOUNT                               OWNED         COST          VALUE
--------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . .    7,181,683  $158,367,257   $111,623,458
Active Bond. . . . . . . . . . . . .   26,019,017   252,613,020    248,573,874
International Equity Index . . . . .    1,454,719    23,603,145     17,563,825
Small Cap Growth . . . . . . . . . .    1,101,718    15,100,704     12,970,292
Global Balanced. . . . . . . . . . .      116,692     1,108,298        999,731
Mid Cap Growth . . . . . . . . . . .    1,819,700    28,043,954     17,904,452
Large Cap Value. . . . . . . . . . .    1,180,945    16,722,981     16,715,532
Money Market . . . . . . . . . . . .   80,657,426    80,657,426     80,657,426
Small/Mid Cap Growth . . . . . . . .    1,013,956    14,165,251     14,287,930
Real Estate Equity . . . . . . . . .    1,206,277    16,490,241     16,341,194
Growth & Income. . . . . . . . . . .   61,686,070   924,512,568    736,048,393
Managed. . . . . . . . . . . . . . .   28,352,275     7,718,287    370,859,587
Short-Term Bond. . . . . . . . . . .      311,542     3,119,847      3,150,054
Small Cap Equity . . . . . . . . . .      479,511     3,976,255      4,215,482
International Opportunities. . . . .      516,397     4,641,445      4,803,336
Equity Index . . . . . . . . . . . .    2,034,830    35,058,991     30,219,165
Global Bond. . . . . . . . . . . . .      210,176     2,135,618      2,046,671
Emerging Markets . . . . . . . . . .      224,715     1,413,964      1,446,803
Bond Index . . . . . . . . . . . . .      339,965     3,364,098      3,361,380
Small/Mid Cap Core . . . . . . . . .      131,017     1,219,404      1,286,112
High Yield Bond. . . . . . . . . . .      201,969     1,381,896      1,379,445
Turner Core Growth . . . . . . . . .       19,389       390,267        259,141
Brandes International Equity . . . .       53,107       751,923        656,930
Frontier Capital Appreciation. . . .       55,037     1,090,888        931,777
Clifton Enhanced US Equity . . . . .        3,850        65,029         52,211
Large Cap Aggressive Growth. . . . .       20,901       166,785        169,674
Fundamental Growth . . . . . . . . .       35,612       321,469        302,094
Aim V.I. Value . . . . . . . . . . .       45,131     1,073,790      1,053,811
Fidelity VIP Growth. . . . . . . . .       43,283     1,452,775      1,449,128
Fidelity VIP Contrafund. . . . . . .       49,432       974,251        991,597
Janus Aspen Global Technology. . . .       71,035       318,642        289,821
Janus Aspen Worldwide Growth . . . .       16,810       502,779        477,065
MFS New Discovery Series . . . . . .       29,877       437,645        456,214
Templeton International. . . . . . .        7,687       115,244         90,241
V.A. Relative Value. . . . . . . . .       25,171       221,960        244,659
V.A. Financial Industries. . . . . .       11,904       174,016        173,319
V.A. Strategic Income. . . . . . . .        3,781        33,007         32,668
Health Sciences Fund . . . . . . . .       21,674       213,044        212,579
International Equity . . . . . . . .        3,817        28,037         28,823
Large Cap Value Core . . . . . . . .       18,228       177,175        179,246
Large/Mid Cap Value. . . . . . . . .      709,746     7,519,490      7,568,367
Small Cap Value. . . . . . . . . . .       90,346     1,161,722      1,243,221
Aim V.I. Growth. . . . . . . . . . .        7,821       124,933        128,030
MFS Investors Growth Stock . . . . .        4,375        41,612         42,747
MFS Research Series. . . . . . . . .        5,954        79,855         85,267

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:

SUBACCOUNT                                            PURCHASES       SALES
--------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . . . . . . . . .   $10,824,132   $11,393,650
Active Bond. . . . . . . . . . . . . . . . . . . .    26,871,775    17,382,339
International Equity Index . . . . . . . . . . . .     4,540,375     4,202,114
Small Cap Growth . . . . . . . . . . . . . . . . .     7,456,764     4,650,307
Global Balanced. . . . . . . . . . . . . . . . . .       552,056       447,369
Mid Cap Growth . . . . . . . . . . . . . . . . . .    12,753,516     6,333,007
Large Cap Value. . . . . . . . . . . . . . . . . .    13,173,669     6,422,173
Money Market . . . . . . . . . . . . . . . . . . .    71,569,085    57,051,861
Small/Mid Cap Growth . . . . . . . . . . . . . . .     5,239,930     4,185,193
Real Estate Equity . . . . . . . . . . . . . . . .    13,227,888     9,751,630
Growth & Income. . . . . . . . . . . . . . . . . .    19,748,664    43,193,443
Managed. . . . . . . . . . . . . . . . . . . . . .    18,877,404    27,658,108
Short-Term Bond. . . . . . . . . . . . . . . . . .     2,172,487       568,498
Small Cap Equity . . . . . . . . . . . . . . . . .     5,006,104     3,936,877
International Opportunities. . . . . . . . . . . .    17,597,034    16,521,599
Equity Index . . . . . . . . . . . . . . . . . . .    10,882,191     2,521,806
Global Bond. . . . . . . . . . . . . . . . . . . .       885,377       636,671
Emerging Markets . . . . . . . . . . . . . . . . .     8,184,170     7,729,385
Bond Index . . . . . . . . . . . . . . . . . . . .     2,979,489       681,456
Small/Mid Cap Core . . . . . . . . . . . . . . . .     1,487,792       679,957
High Yield Bond. . . . . . . . . . . . . . . . . .     9,908,331     8,744,528
Turner Core Growth . . . . . . . . . . . . . . . .       105,032       136,316
Brandes International Equity . . . . . . . . . . .       306,966       295,682
Frontier Capital Appreciation. . . . . . . . . . .       298,322       268,414
Clifton Enhanced US Equity . . . . . . . . . . . .        48,021         2,022
Large Cap Aggressive Growth. . . . . . . . . . . .       192,127        22,572
Fundamental Growth . . . . . . . . . . . . . . . .       379,881       111,533
Aim V.I. Value . . . . . . . . . . . . . . . . . .     1,183,589       116,538
Fidelity VIP Growth. . . . . . . . . . . . . . . .     1,548,124       114,597
Fidelity VIP Contrafund. . . . . . . . . . . . . .       991,876        35,342
Janus Aspen Global Technology. . . . . . . . . . .       325,535        23,747
Janus Aspen Worldwide Growth . . . . . . . . . . .       490,876        20,674
MFS New Discovery Series . . . . . . . . . . . . .       511,683        70,084
Templeton International. . . . . . . . . . . . . .       122,960        11,146
V.A Relative Value . . . . . . . . . . . . . . . .       270,408        41,492
V.A. Financial Industries. . . . . . . . . . . . .       176,992         2,666
V.A. Strategic Income. . . . . . . . . . . . . . .        33,731           719
Health Sciences Fund . . . . . . . . . . . . . . .       216,590         3,458
International Equity . . . . . . . . . . . . . . .        35,602         7,012
Large Cap Value Core . . . . . . . . . . . . . . .       182,861         5,571
Large/Mid Cap Value. . . . . . . . . . . . . . . .     7,788,156       270,341
Small Cap Value. . . . . . . . . . . . . . . . . .     1,314,205       141,622
Aim V.I. Growth. . . . . . . . . . . . . . . . . .       129,006         3,608
MFS Investors Growth Stock . . . . . . . . . . . .        96,193        50,853
MFS Research Series. . . . . . . . . . . . . . . .        82,872         2,768

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

6. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                                       FOR THE YEAR AND PERIODS ENDED
                                                 AT DECEMBER 31, 2001                         DECEMBER 31, 2001
                                          ---------------------------------------------------------------------------------------
                                                                                 EXPENSES
                                                   UNIT FAIR VALUE                RATIO*      INVESTMENT           TOTAL
                                          UNITS       LOWEST TO       ASSETS     LOWEST TO      INCOME           RETURN***
SUBACCOUNT                                (000S)       HIGHEST        (000S)      HIGHEST       RATIO**      LOWEST TO HIGHEST
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                            643   $53.31 to $58.93  $134,796  0.6% to 0.75%     0.25%     (18.02)% to 495.90%/c/
Active Bond                                 525    27.79 to 66.98    311,393   0.6 to 0.75      7.43        7.50 to 235.60/c/
International Equity Index                  351    17.91 to 19.15     20,602   0.6 to 0.75      2.11       (20.79) to 91.50/c/
Small Cap Growth                            877    14.72 to 15.23     12,970   0.6 to 0.75     --/a/       (13.11) to 52.30/c/
Global Balanced                              89    11.17 to 11.56      1,000       0.6          1.61        (6.99) to 15.60/c/
Mid Cap Growth                            1,252    14.25 to 14.71     17,904       0.6         --/a/       (37.22) to 47.10/c/
Large Cap Value                             907    18.27 to 18.90     16,716       0.6          1.83          0.66 to 89/c/
Money Market                              1,737    14.44 to 34.50     95,667   0.6 to 0.75      4.52         3.29 to 44.40/c/
Small/Mid Cap Growth                        648    21.98 to 23.00     14,288       0.6         --/a/          2.23 to 130/c/
Real Estate Equity                          207    30.60 to 32.43     18,855   0.6 to 0.75      5.34        5.12 to 224.30/c/
Growth & Income                           1,465   49.46 to 137.76    927,018   0.6 to 0.75      0.64       (15.96) to 498.80/c/
Managed                                   1,244    38.08 to 45.55    458,881   0.6 to 0.75      2.69       (3.40) to 355.50/c/
Short-Term Bond                             207    14.98 to 15.68      3,150       0.6          6.60         7.46 to 56.80/c/
Small Cap Equity                            394    10.67 to 11.04      4,215       0.6          0.07        (4.30) to 10.40/c/
International Opportunities                 443    10.81 to 11.18      4,803       0.6          1.01       (21.38) to 11.80/c/
Equity Index                              1,647    18.24 to 18.87     30,219       0.6          1.51       (12.48) to 88.60/c/
Global Bond                                 154    10.00 to 13.92      2,047       0.6          7.05        (2.00) to 37.20/c/
Emerging Markets                            198     7.29 to 7.46       1,447       0.6          0.34       (25.40)/c/ to (3.62)
Bond Index                                  270    12.31 to 12.58      3,361       0.6          6.79         7.04 to 25.80/c/
Small/Mid Cap Core                          114    11.19 to 11.44      1,286       0.6          0.48         0.53 to 14.40/c/
High Yield Bond                             151     9.09 to 9.29       1,379       0.6         10.95        (7.10)/c/ to 2.09
Turner Core Growth                           15    17.66 to 19.72        259       0.6          0.15        (24.04) to (23.60)
Brandes International Equity                 42    15.50 to 15.86        657       0.6          1.88        (13.26) to (12.78)
Frontier Capital Appreciation                42    22.23 to 23.88        932       --          --/a/         (1.81) to (1.64)
Clifton Enhanced US Equity                    5    10.25 to 13.90         52       0.6          6.38        (13.50) to (13.04)
Large Cap Aggressive Growth                  20         8.33             170       --          --/a/       (16.70)/c/ to (14.65)
Fundamental Growth                           30        10.16             302       --          --/a/       (32.22 ) to 1.60/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U


                                                                                         FOR THE YEAR AND PERIODS ENDED
                                                     AT DECEMBER 31, 2001                       DECEMBER 31, 2001
                                                -----------------------------------------------------------------------------------
                                                          UNIT FAIR             EXPENSES
                                                            VALUE                RATIO*                             TOTAL
                                                UNITS     LOWEST TO     ASSETS  LOWEST TO    INVESTMENT           RETURN***
SUBACCOUNT                                      (000S)     HIGHEST      (000S)   HIGHEST   INCOME RATIO**     LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
Aim V.I. Value                                    35        $29.72      $1,054     --%         0.15%       (12.59 )% to 197.20%/c/
Fidelity VIP Growth                               20        71.07        1,449     --          --/a/        (17.73 ) to 610.70/c/
Fidelity VIP Contrafund                           38        27.72          992     --          0.22         (12.36 ) to 177.20/c/
Janus Aspen Global Technology                     68         4.24          290     --          1.15          (57.60 ) to 47.10/c/
Janus Aspen Worldwide Growth                      74         6.46          477     --          0.40          (35.40 ) to (22.63)
MFS New Discovery Series                          28        16.49          456     --          --/a/         (5.01 ) to 64.90/c/
Templeton International                            4        21.12           90     --          3.71         (15.99 ) to 111.20/c/
V.A. Relative Value                               14        17.59          245     --          0.21/b/             75.90/c/
V.A. Financial Industries                         11        15.63          173     --          1.83/b/             56.30/c/
V.A. Strategic Income                              2        13.79           33     --          4.75/b/             37.90/c/
Health Sciences Fund                              22         9.81          213     --          --/a/              (1.90)/c/
International Equity                               4         8.03           29     0.6         0.16/b/            (19.70)/c/
Large Cap Value CORE                              17        10.37          179     --          0.65/b/             3.70/c/
Large/Mid Cap Value                              486    11.05 to 16.44   7,568     0.6         0.18/b/        10.50/c/ to 64.40
Small Cap Value                                   74        16.79        1,243     --          1.03/b/             67.90/c/
Aim V.I. Growth                                    6        20.77          128     --          0.51/b/            107.70/c/
MFS Investors Growth Stock                         4         9.97           43     --          --/a/              (0.30)/c/
MFS Research Series                                5          10            85     --          --/a/               86.70/c/

* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying portfolio are excluded.

** These amounts represent the dividends and policy loan income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 a. Portfolio distributed no dividends during the year.

 b. From commencement of operations as follows (Investment income ratio is annualized):

  V.A. Relative Value                         May 17, 2001
  V.A. Financial Industries                   June 13, 2001
  V.A. Strategic Income                       May 14, 2001
  Health Sciences Fund                        June 20, 2001
  International Equity                        May 14, 2001
  Large Cap Value CORE                        June 27, 2001
  Large/Mid Cap Value                         June 13, 2001
  Small Cap Value                             May 14, 2001
  Aim V.I. Growth                             June 22, 2001
  MFS Investors Growth Stock                  June 13, 2001
  MFS Research Series                         July 23, 2001

 c. From commencement of operations as follows ($10 initial offering price):

  Large Cap Growth                            April 23, 2001
  Active Bond                                 April 23, 2001
  International Equity Index                  April 23, 2001
  Small Cap Growth                            April 23, 2001
  Global Balanced                             May 10, 2001
  Mid Cap Growth                              April 17, 2001
  Large Cap Value                             April 17, 2001
  Money Market                                March 30, 2001
  Small/Mid Cap Growth                        May 7, 2001
  Real Estate Equity                          April 24, 2001
  Growth & Income                             April 23, 2001
  Managed                                     April 17, 2001
  Short-Term Bond                             May 23, 2001
  Small Cap Equity                            April 17, 2001
  International Opportunities                 June 5, 2001
  Equity Index                                April 23, 2001
  Global Bond                                 September 21, 2001
  Emerging Markets                            May 23, 2001
  Bond Index                                  April 26, 2001
  Small/Mid Cap Core                          June 25, 2001
  Turner Core Growth                          June 15, 2001
  Large Cap Aggressive Growth                 May 18, 2001
  Fundamental Growth                          July 30, 2001
  Aim V.I. Value                              April 23, 2001
  Fidelity VIP Growth                         May 23, 2001
  Fidelity VIP Contrafund                     April 23, 2001
  Janus Aspen Global Technology               May 12, 2001
  MFS New Discovery Series                    April 26, 2001
  Templeton International                     April 26, 2001
  V.A. Relative Value                         May 17, 2001
  V.A. Financial Industries                   June 13, 2001
  V.A. Strategic Income                       May 14, 2001
  Health Sciences Fund                        June 20, 2001
  International Equity                        May 14, 2001

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Large Cap Value CORE                        June 27, 2001
  Large/Mid Cap Value                         June 27, 2001
  Small Cap Value                             May 14, 2001
  Aim V.I. Growth                             June 22, 2001
  MFS Investors Growth Stock                  June 13, 2001
  MFS Research Series                         July 23, 2001

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE           PAGE         KEY WORD OR PHRASE             PAGE

Account . . . . . . . . . .    30          monthly deduction date . . .    32
account value . . . . . . .     8          no lapse guarantee feature .     7
asset-based risk charge.        9          No Lapse Guarantee Premium .     7
asset rebalancing . . . . .    13          Option A; Option B . . . . .    15
attained age. . . . . . . .     9          optional rider benefits. . .    16
beneficiary . . . . . . . .    41          owner. . . . . . . . . . . .     5
business day. . . . . . . .    30          partial withdrawal . . . . .    13
changing Option A or B. . .    18          partial withdrawal charge. .     9
changing the Sum Insured  .    17          payment options. . . . . . .    18
charges . . . . . . . . . .     8          Planned Premium. . . . . . .     6
Code. . . . . . . . . . . .    36          policy anniversary . . . . .    32
cost of insurance rates . .     8          policy year. . . . . . . . .    32
date of issue . . . . . . .    31          premium; premium payment . .     5
death benefit . . . . . . .     5          prospectus . . . . . . . . .     2
deductions. . . . . . . . .     8          receive; receipt . . . . . .    21
dollar cost averaging . . .    13          reinstate; reinstatement . .     7
expenses of the Series                     SEC. . . . . . . . . . . . .     2
 Funds. . . . . . . . . . .     9          Separate Account U . . . . .    30
fixed investment option . .    31          Series Funds . . . . . . . .     2
full surrender. . . . . . .    13          Servicing Office . . . . . .     2
fund. . . . . . . . . . . .     2          special loan account . . . .    14
grace period. . . . . . . .     7          subaccount . . . . . . . . .    30
grace period testing date .     7          Sum Insured. . . . . . . . .    15
insurance charge. . . . . .     8          surrender. . . . . . . . . .     5
insured person. . . . . . .     5          surrender value. . . . . . .    13
investment options. . . . .     1          tax considerations . . . . .    36
JHVLICO . . . . . . . . . .    30          telephone transactions . . .    21
lapse . . . . . . . . . . .     7          transfers of account value .    12
loan. . . . . . . . . . . .    14          variable investment options.     1
loan interest . . . . . . .    14          we; us . . . . . . . . . . .    30
Maximum Monthly Benefit.       17          withdrawal . . . . . . . . .    13
maximum premiums. . . . . .     6          withdrawal charges . . . . .     9
Minimum Initial Premium . .    31          you; your. . . . . . . . . .     5
minimum insurance amount. .    15
modified endowment  . . . .    38

                          SUPPLEMENT DATED MAY 1, 2002

                                       TO

                          PROSPECTUS DATED MAY 1, 2002

This Supplement is intended to be distributed with the prospectus dated May 1, 2002 for EVARIABLE LIFE variable life insurance policies that were issued by John Hancock Variable Life Insurance Company ("JHVLICO") on or before May 1, 2002 ("Product Prospectus").

ADDITIONAL VARIABLE INVESTMENT OPTION

  If your contract was issued before May 1, 2002, your contract enables you to invest in an additional variable investment option:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION              MANAGED BY
--------------------------              ----------
AIM V.I. Growth                      AIM Advisors, Inc.
--------------------------------------------------------------------------------

  If you select this additional variable investment option, we will invest your money in the corresponding fund of the AIM Variable Insurance Funds (Series I Class). In the prospectus, the term funds includes the investment option of the Series Fund corresponding to the additional variable investment option shown above. We may modify or delete this additional variable investment option in the future.

ANNUAL FUND EXPENSES

  The Annual Fund Expenses table beginning on page 10 of the Product Prospectus is supplemented with the following information:

                                                                                                   --------------
                                                                                                     Total Fund       Total Fund
                                                    Investment  Distribution and  Other Operating    Operating         Operating
                                                    Management      Service        Expenses With    Expenses With   Expenses Absent
Fund Name                                               Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                                           ----------  ----------------  ---------------  --------------  -----------------
AIM VARIABLE INSURANCE FUNDS, INC. - SERIES I
 CLASS  (NOTE 1):
AIM V.I. Growth .............................         0.62%           N/A              0.26%           0.88%             0.88%
                                                                                                   --------------

 MISCELLANEOUS

  The AIM V.I. Growth variable investment option is subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectus (including "How can I change my policy's investment allocations?" in the Basic Information section of the prospectus.)

THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2002 FOR THE AIM VARIABLE INSURANCE FUNDS THAT CONTAINS DETAILED INFORMATION ABOUT THE AIM V.I. GROWTH FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THIS ADDITIONAL VARIABLE INVESTMENT OPTION.